As filed with the Securities and Exchange Commission on February 26, 1999
                                                      Registration No. 811-9140
                                                              File No. 33-80057
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 -------------


                                   FORM N-1A
                            REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933
                                                                             [X]
                         Pre-Effective Amendment No.                         [ ]

                        Post-Effective Amendment No. 10
                                                                             [X]
                                    and/or

                            REGISTRATION STATEMENT
                                   Under the
                         INVESTMENT COMPANY ACT OF 1940
                                                                             [X]
                                Amendment No. 12
                                                                             [X]
                      (Check appropriate box or boxes.)


                                 -------------



               Phoenix Duff & Phelps Institutional Mutual Funds
              (Exact Name of Registrant as Specified in Charter)
                                 -------------


          101 Munson Street, Greenfield, MA                    01301
        (Address of Principal Executive Offices)            (Zip Code)


                                (800) 814-1897
             (Registrant's Telephone Number, including Area Code)

                                 -------------



                               Pamela S. Sinofsky
                               Compliance Officer
                       Phoenix Investment Partners, Ltd.

                               56 Prospect Street
                          Hartford, Connecticut 06115
                    (Name and Address of Agent for Service)



                                 -------------



             It is proposed that this filing will become effective (check appropriate box)

             [ ] immediately upon filing pursuant to paragraph (b)
             [ ] on April 30, 1998 pursuant to paragraph (b)
             [X] 60 days after filing pursuant to paragraph (a)(1)

             [ ] on (date) pursuant to paragraph (a)(1)
             [ ] 75 days after filing pursuant to paragraph (a)(2)
             [ ] on (date) pursuant to paragraph (a)(2) of rule 485.
             If appropriate, check the following box:
             [ ] this post-effective amendment designates a new effective date for a previously filed effective amendment.

================================================================================

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

                   Cross Reference Sheet Pursuant to Rule 495
                       Under the Securities Act of 1933


                                    PART A




Item Number Form N-1A, Part A                              Prospectus Caption
-----------------------------                              ------------------
1.   Front and Back Cover Pages .......................... Cover Page, Back Cover Page
2.   Risk/Return Summary; Investments, Risks,
     Performance ......................................... Investment Risk and Return Summary
3.   Risk Return Summary; Fee Table ...................... Fund Expenses
4.   Investment Objectives, Principal Investment           Investment Risk and Return Summary; Investment
     Strategies, and Related Risks ....................... Strategies; Risks Related to Investment Strategies
5.   Management's Discussion of Fund Performance ......... Performance Tables
6.   Management, Organization, and Capital Structure ..... Management of the Fund
7.   Shareholder Information ............................. Pricing of Fund Shares; Purchase Options; Your Account;
                                                           How to Buy Shares; How to Sell Shares; Things to Know
                                                           When Selling Shares; Account Policies; Tax Status
8.   Distribution Arrangements ........................... Purchase Options
9.   Financial Highlights Information .................... Financial Highlights



                                     PART B




Item Number Form N-1A, Part B                                  Statement of Additional Information Caption
-----------------------------                                  ---------------------------------------------------
    10.  Cover Page and Table of Contents .................... Cover Page, Table of Contents
    11.  Fund History ........................................ The Fund
    12.  Description of the Fund and Its Investment Risks .... Investment Objectives and Policies; Investment
                                                               Restrictions
    13.  Management of the Fund .............................. Management of the Fund
    14.  Control Persons and Principal Holders of Securities . Management of the Fund
    15.  Investment Advisory and Other Services .............. The Investment Advisers; The Administrator; The
                                                               Distributor; Distribution Plans; Other Information
    16.  Brokerage Allocation and Other Practices ............ Portfolio Transactions and Brokerage
    17.  Capital Stock and Other Securities .................. Other Information
    18.  Purchase, Redemption, and Pricing of Shares ......... Net Asset Value; How to Buy Shares; Redemption of
                                                               Shares; Tax Sheltered Retirement Plans
    19.  Taxation of the Fund ................................ Dividends, Distributions and Taxes
    20.  Underwriters ........................................ The Distributor
    21.  Calculations of Performance Data .................... Performance Information
    22.  Financial Statements ................................ Financial Statements



                                     PART C
Information required to be included in Part C is set forth under the appropriate Item,
             so numbered, in Part C of this Registration Statement.

                                   Table of Contents
----------------------------------------------------




  Phoenix Duff & Phelps Institutional
   Core Equity Portfolio
   Investment Risk and Return Summary ..............  1
   Fund Expenses ...................................  2
   Investment Strategies ...........................  3
   Risks Related to Investment Strategies ..........  3
   Management of the Fund ..........................  4
  Phoenix Duff & Phelps Institutional
   Growth Stock Portfolio
   Investment Risk and Return Summary ..............  9
   Fund Expenses ................................... 11
   Investment Strategies ........................... 12
   Risks Related to Investment Strategies .......... 14
   Management of the Fund .......................... 17
  Phoenix Duff & Phelps Institutional
   Real Estate Equity Securities Portfolio
   Investment Risk and Return Summary .............. 19
   Fund Expenses ................................... 21
   Investment Strategies ........................... 22
   Risks Related to Investment Strategies .......... 24
   Management of the Fund .......................... 26
  Phoenix Duff & Phelps Institutional
   Managed Bond Portfolio
   Investment Risk and Return Summary .............. 28
   Fund Expenses ................................... 32
   Investment Strategies ........................... 33
   Risks Related to Investment Strategies .......... 35
   Management of the Fund .......................... 38
  Phoenix Duff & Phelps Institutional
   Enhanced Reserves Portfolio
   Investment Risk and Return Summary .............. 40
   Fund Expenses ................................... 42
   Investment Strategies ........................... 43
   Risks Related to Investment Strategies .......... 44
   Management of the Fund .......................... 46
  Pricing of Fund Shares ........................... 48
  Purchase Options ................................. 49
  Your Account ..................................... 50
  How to Buy Shares ................................ 50
  How to Sell Shares ............................... 50
  Account Policies ................................. 52
  Tax Status of Distributions ...................... 53
  Financial Highlights ............................. 54
  Additional Information ........................... 62


[arrow] Phoenix
        Duff & Phelps
        Institutional
        Mutual
        Funds

               Phoenix Duff & Phelps Institutional Core Equity Portfolio Investment Risk and Return Summary
------------------------------------------------------------------------



               Investment Objective


               Phoenix Duff & Phelps Institutional Core Equity Portfolio has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.



               Principal Investment Strategies



               [arrow] Under normal circumstances, at least 65% of fund assets will be invested in equity securities.

               [arrow] The adviser selects securities primarily from the 1,000 largest U.S. companies based on predictability and consistency of future earnings and dividend growth at a price that the adviser believes is low relative to the stock's past valuation and its anticipated future growth. Securities may be sold when the adviser believes that they are overvalued or have experienced fundamental change.



               Principal Risks

               If you invest in this fund you risk that you may lose your investment.

               The fund will seek to increase the value of your shares by investing in securities the adviser expects to increase in value. Most of the fund's investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease.


               Performance Tables

               Performance tables are not included for the Phoenix Duff & Phelps Institutional Core Equity Portfolio because the fund has not had annual returns for at least one calendar year.



                     Phoenix Duff & Phelps Institutional Core Equity Portfolio 1

               Fund Expenses
----------------------------


               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                           Class X           Class Y
                                                           Shares             Shares
                                                           ------             ------
  Shareholder Fees (fees paid directly
  from your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)            None              None
  Maximum Deferred Sales Charge (load) (as a               None              None
  percentage of the lesser of the value
  redeemed or the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                     None              None
  Redemption Fee                                           None              None
  Exchange Fee                                             None              None
                                                         --------------------------
                                                          Class X          Class Y
                                                          Shares            Shares
                                                          ------            ------
  Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
  Management Fees                                          0.50%            0.50%
  Distribution and Service (12b-1) Fees(b)                 None             0.25%
  Other Expenses                                           4.01%            4.01%
                                                           ----             ----
  Total Annual Fund Operating Expenses(a)                  4.51%            4.76%
                                                           ====             ====



----------------

(a) The fund's investment adviser has agreed to reimburse or waive through December 31, 1999, other operating expenses, to the extent that such expenses exceed 0.15% for each class of shares. Actual Total Annual Operating Expenses for the fund, after expense reimbursement are 0.65% for Class X Shares and 0.90% for Class Y Shares.
(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



--------------------------------------------------
Class        1 year   3 years   5 years   10 years
--------------------------------------------------
--------------------------------------------------
  Class X   $452     $1,363    $2,284    $4,624
--------------------------------------------------
  Class Y   $477     $1,434    $2,395    $4,819
--------------------------------------------------


2 Phoenix Duff & Phelps Institutional Core Equity Portfolio

               Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.





               Investment Strategies
------------------------------------


               Investment Objective


               The fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.



               Principal Investment Strategies


               The fund will invest in a diversified portfolio of common stocks. Under normal circumstances, at least 65% of fund assets will be invested in equity securities; however, it is the intention of the adviser to be fully invested in equity securities.

               The adviser seeks to select equity securities of the 1,000 companies with the largest market capitalizations traded in the United States. The companies are selected based on predictability and consistency of future earnings and dividend growth at a price that is low relative to the stock's historical valuation and the company's future growth prospects. The adviser monitors holdings for fundamental change and overvaluation to make sell decisions.

               In addition to common stocks, the fund may invest in convertible securities.

               Temporary Investment Strategy: In the event of adverse market conditions, the fund may pursue a policy of retaining cash or investing in high-quality money market instruments with maturities of one year or less, and in repurchase agreements.




               Risks Related to Investment Strategies
-----------------------------------------------------


               General

               The fund's focus is long-term capital appreciation. The adviser intends to invest fund assets so that your shares increase in value. However, the value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies



                     Phoenix Duff & Phelps Institutional Core Equity Portfolio 3
               engaged in those businesses do not perform as well as companies in other industries. To the extent that the fund's investments are affected by general economic declines and declines in industries that negatively affect the companies in which the fund invests, fund share values may decline.

               Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors. Securities that the adviser believes are undervalued may not realize their expected value.



               Impact of the Year 2000 Issue on Fund Investments


               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.




               Management of The Fund
-------------------------------------


               The Adviser

               Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 1998, Duff & Phelps had approximately $15.2 billion in assets under management on a discretionary basis.

               Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the rate of 0.50%.


               The adviser has voluntarily agreed to assume operating expenses of the fund (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 1999, to the extent that such expenses exceed 0.15% of the average annual net asset values of the fund.

               During the fund's last fiscal year, the fund paid total management fees of $22,841. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was 0.50%.



4 Phoenix Duff & Phelps Institutional Core Equity Portfolio

               Portfolio Management

               Diane Mustain serves as lead Portfolio Manager and as such is responsible for the day-to-day operation of the fund. As lead Portfolio Manager she manages the team of investment professionals responsible for the selection of portfolio securities for the equity portfolio. Ms. Mustain is an Executive Vice President of Duff & Phelps and serves as Vice Chairman of its Equity Strategy Committee. In addition, since 1993 Ms. Mustain has been a Sector Manager responsible for the Defensive Sector of the core equity portfolio. Ms. Mustain was Group Vice President from 1992 to 1993 where she was responsible for the selection of consumer stocks for the equity research model portfolio and provided analytical input to the Investment Management Committee. Ms. Mustain joined Phoenix Investment Partners, Ltd., then known as Duff & Phelps Corporation, in 1981.


               Performance of the Fund

               The table below sets out the annual return of each class of the fund's shares since inception of the fund through December 31, 1998.





               ----------------------------------------------------------
               Class of Shares   Annual Return (4/14/98 through 12/31/98)
               ----------------------------------------------------------
               Class X Shares                  2.97%
               ----------------------------------------------------------
               Class Y Shares                  2.71%
               ----------------------------------------------------------



               Prior Investment Performance of Duff & Phelps

               The following table sets forth composite performance data relating to the historical performance of substantially all of the institutional private accounts managed by Duff & Phelps investment professionals that have substantially the same investment objectives, policies, strategies and risks as the fund. The data is provided to illustrate the past performance of Duff & Phelps in managing substantially similar accounts as compared to the S&P 500. Investors should not consider this performance data as an indication of past or future performance of the fund or of Duff & Phelps.

               Duff & Phelps has calculated its composite performance data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS[TM]"). AIMR has not been involved with the preparation or review of this illustration. AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

               AIMR composite performance figures are a quarterly aggregate of monthly returns of a group of similar accounts which are time weighted and asset weighted. Quarterly and yearly composite returns are the result of geometrically linking monthly and quarterly returns, respectively. (Each composite return figure is compounded by the successive period's composite return).



                     Phoenix Duff & Phelps Institutional Core Equity Portfolio 5

               All returns presented were calculated on a total return basis and include all dividends, interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the maximum advisory fee of 0.75% of assets under management, brokerage commissions and execution costs paid by Duff & Phelps's institutional private accounts, without provision for income taxes. Only those institutional private accounts where Duff & Phelps exercised full discretionary investment authority have been included in the composite performance data. The institutional private accounts included in Duff & Phelps's composite performance data are not subject to the same expenses and specific tax restrictions applicable to regulated investment companies, such as the Phoenix-Duff & Phelps Institutional Core Equity Portfolio, under Subchapter M of the Internal Revenue Code and are not subject to Investment Company Act of 1940 restrictions on investment limitations and diversification. Consequently, Duff & Phelps's investment results could have been adversely affected had these regulations applied to the institutional private accounts.

               The SEC standardized formula (average annual total return) is calculated net of portfolio fees and expenses as well as investment commissions while AIMR composites are net of portfolio expenses (for Duff & Phelps this consists of brokerage and transaction costs only) but gross of management fees (which are variable by client). A composite return is the aggregate total return of a group of similar accounts while the SEC formula is applied to only one account (mutual fund). The time weighting of the composite differs from the SEC formula in that the monthly total returns calculated for each account within the composite are adjusted for cash flows and income accruals by assuming that these flows occur mid-month. Consequently, composite performance is not overstated as a result of new investments nor penalized by withdrawals. Mutual funds, in contrast, calculate their net asset value daily and no adjustments would therefore be required when calculating total returns. For AIMR composites, accounts are dollar weighted to reflect the proportionate effect of account size on total return within the composite.



6 Phoenix Duff & Phelps Institutional Core Equity Portfolio

               The following table illustrates all expenses and fees that an institutional privately managed account of DPIM will incur.



                                                                          Equity
                                                                        Portfolios
                                                                       -----------
  Account Transaction Expenses
  Maximum Sales Load Imposed on Purchases
  (as a percentage of amount invested)                                    None
  Maximum Sales Load Imposed
  on Reinvested Dividends                                                 None
  Deferred Sales Load (as a percentage of original
  purchase price or redemption proceeds, as applicable)                   None
  Redemption Fee                                                          None
  Exchange Fee                                                            None
  Annual Fund Operating Expenses
  Management Fees
   first $10 million                                      0.75%
   next $15 million                                       0.60%
   next $25 million                                       0.50%
   next $50 million                                       0.40%
  12b-1 Fees                                                              None
  Other Operating Expenses (a)                                            None
                                                                          ----
  Total Fund Operating Expenses                                            0.75%
                                                                          =====



              ----------------

              (a) The Adviser's composite performance data reflect commission and transaction costs. The Adviser does not assess custodial fees; however, custodial fees are customarily directly paid by institutional private clients to third party custodians.

              The composite performance data presented below has been prepared in accordance with the AIMR Performance Presentation Standards. The investment results presented below could be calculated using different methods thereby producing different results. The performance below reflects past performance of Duff & Phelps for periods ending December 31, 1998 for similarly managed institutional private accounts and is not indicative of future results for the Phoenix-Duff & Phelps Institutional Core Equity Portfolio.




              -------------------------------------------
              Period        Adviser's Composite   S&P 500
              -------------------------------------------
              One Year                 %               %
              -------------------------------------------
              Three Years              %               %
              -------------------------------------------
              Five Years               %               %
              -------------------------------------------
              Ten Years                %               %
              -------------------------------------------



               The institutional private accounts whose composite returns are shown above were managed by a team of Duff & Phelps professionals. The fund similarly is managed by a team headed by Diane Mustain.



                     Phoenix Duff & Phelps Institutional Core Equity Portfolio 7

               Impact of the Year 2000 Issue on Fund Operations

               The Trustees have directed management to ensure that the systems used by service providers (Phoenix, Duff & Phelps and their affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversion are not timely completed.

               Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.



8 Phoenix Duff & Phelps Institutional Core Equity Portfolio

               Phoenix Duff & Phelps Institutional
               Growth Stock Portfolio
               Investment Risk and Return Summary
--------------------------------------------------


               Investment Objective

               Phoenix Duff & Phelps Institutional Growth Stock Portfolio has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies


               [arrow] Under normal circumstances, the fund will invest at least
                       65% of its total assets in any class or type of stock believed by the adviser to offer potential for capital appreciation over both the intermediate and long-term.

               [arrow] The adviser first determines which industries it believes have the greatest growth potential and then identifies the amount and proportion of assets to be invested in each. Quantitative and fundamental analysis is then used to determine which securities to buy and sell. Approximately 950 large cap stocks go through a quantitative screening process where they are ranked on a number of factors including earnings acceleration, earning revisions, relative strength and valuation. From these, the top 10% are analyzed for potential fund investment. Companies that the adviser believes are capable of producing long-term, sustainable above-average earnings growth relative to their cost are then selected for fund investment. Securities that have dropped 15% or more in value relative to the S&P 500 Index, that are in the bottom 20% of their quantitative ranking, or that have reached the adviser's target sell price are analyzed for potential sale out of the fund's portfolio.

               [arrow] The fund may invest up to 15% of its net assets in securities of foreign (non-U.S.) issuers.

               [arrow] The fund may also invest in preferred stocks, convertible securities and convertible debentures.

               [arrow] The fund may invest in small companies as well as large companies.


               Principal Risks

               If you invest in this fund you risk that you may lose your investment.

               The fund will seek to increase the value of your shares by investing in securities the adviser expects to increase in value. Most of the fund's investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease.



                    Phoenix Duff & Phelps Institutional Growth Stock Portfolio 9

               The fund may invest in small companies as well as large companies. Smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies may also be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

               The fund may invest in companies in foreign countries. Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets may not perform as well as U.S. markets.

               The fund may be subject to greater risks than a fund that does not invest in securities with growth characteristics.


               Performance Tables

               The bar chart and table below provide some indication of the risks of investing in the Phoenix Duff & Phelps Institutional Growth Stock Portfolio. The bar chart shows changes in the fund's Class X Shares performance from year to year over the past ten years.(1) The table below shows how the fund's average annual returns for one, five and ten years, and for the life of the fund compare to those of a broad-based securities market index. Performance data is based on the fund's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the fund). The performance of the separate account has been restated to reflect the deduction of fees and expenses applicable to the fund's Class X Shares. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


               Growth Stock Portfolio

               [Tabular Representation of Bar Chart]

                                                    Calendar Year
                      ---------------------------------------------------------------------------------------------
                      1989      1990     1991      1992     1993      1994      1995      1996      1997      1998
                      -----     ----     -----     ----     -----     -----     -----     -----     -----     -----
Annual Return (%)     35.71     3.25     40.58     2.19     10.04     -0.90     34.73     11.34     25.76     31.20


              (1) During the 10-year period shown in the chart above, the highest return for a quarter was 8.54% (quarter ending June 30,
              1995) and the lowest return for a quarter was (3.18)% (quarter ending March 31, 1994). Year to date performance (through March
              31, 1999) was     %.



10 Phoenix Duff & Phelps Institutional Growth Stock Portfolio

--------------------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending 12/31/98)    One Year   Five Years   Ten Years   Life of the Fund(1)
--------------------------------------------------------------------------------------------
  Class X Shares                     31.2%     19.65%       18.44%      18.05%
--------------------------------------------------------------------------------------------
  Class Y Shares                    30.85%     19.35%       18.14%      17.75%
--------------------------------------------------------------------------------------------
  S&P 500 Index(2)                  28.76%     24.15%       19.22%      18.16%
--------------------------------------------------------------------------------------------



              (1) Since December 2, 1985.

              (2) The S&P 500 Stock Index is an unmanaged, commonly used measure of stock market total return performance.




               Fund Expenses
----------------------------


               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.



                                                       Class X     Class Y
                                                       Shares       Shares
                                                    ------------ -----------
  Shareholder Fees (fees paid directly from
  your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)        None        None
  Maximum Deferred Sales Charge (load) (as a           None        None
  percentage of the lesser of the value redeemed
  or the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                 None        None
  Redemption Fee                                       None        None
  Exchange Fee                                         None        None

                                                    -------------------------
                                                      Class X    Class Y
                                                      Shares      Shares
                                                    ------------ -----------
  Annual Fund Operating Expenses
  (expenses that are deducted from
  fund assets)
  Management Fees                                      0.60%       0.60%
  Distribution and Service (12b-1) Fees(b)             None        0.25%
  Other Expenses                                       0.40%       0.40%
                                                       ----        ----
  Total Annual Fund Operating Expenses(a)              1.00%       1.25%
                                                       ====        ====


              ----------------

              (a) The fund's investment adviser has agreed to reimburse or waive through December 31, 2001, total operating expenses to the extent that such expenses exceed 0.70% for Class X Shares and 0.95% for Class Y Shares. Actual Total Annual Operating Expenses for the fund, after expense reimbursement, are 0.70% for Class X Shares and 0.95% for Class Y Shares.
              (b) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



                   Phoenix Duff & Phelps Institutional Growth Stock Portfolio 11

               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




--------------------------------------------------
Class        1 year   3 years   5 years   10 years
--------------------------------------------------
  Class X   $102     $317      $550      $1,219
--------------------------------------------------
  Class Y   $127     $395      $684      $1,506
--------------------------------------------------



               Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.


               Investment Strategies
------------------------------------


               Investment Objective

               The fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will meet its objective.


               Principal Investment Strategies

               Under normal circumstances, the fund will invest at least 65% of its total assets in any class or type of stock believed by the adviser to offer potential for capital appreciation over both the intermediate and long-term.

               To select securities for fund investment, the adviser first determines which industries, such as health care, technology, and energy, it believes have the greatest growth potential given the adviser's future economic outlook. The adviser will then identify the amount and proportion of assets to be invested in each such industry. The adviser will then use quantitative and fundamental analysis to determine which securities to buy and sell within each industry given its asset allocation. Approximately 950 large cap stocks go through a quantitative screening process where they are ranked on a number of factors including earnings acceleration, earning revisions, relative strength and valuation. From these, the top 10% are analyzed for potential fund investment. The adviser's analysis includes such activities as developing earnings models,



12 Phoenix Duff & Phelps Institutional Growth Stock Portfolio
               visiting companies, analyzing industry information and seeking information from other research firms. Companies that the adviser believes are capable of producing long term and above average sustainable earnings growth relative to their cost are then selected for fund investment.

               Understanding the importance of a strong sell discipline, the adviser's investment process also incorporates three separate sell indicators. Specifically, if any holding:


                  o drops 15% or more in value relative to the S&P 500 Index;

                  o falls into the bottom 20% of their quantitative ranking; or


                  o reaches the adviser's target sell price,


               it is reviewed by the adviser for potential sale

               The fund may invest up to 15% of its net assets in foreign securities.

               The fund may also invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics such as:


                  o Higher yields than common stocks but lower yields than
                    comparable non-convertible securities;

                  o Typically less fluctuation in value than the "underlying"
                    common stock, that is, the common stock that the investor receives if he converts;

                  o The potential for capital appreciation if the market price of the underlying common stock increases.


               Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

               Temporary Investment Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold on to its cash or invest without limit in cash equivalents. When this happens, the fund may not achieve its investment objective.

               Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.



                   Phoenix Duff & Phelps Institutional Growth Stock Portfolio 13

               Risks Related to Investment Strategies
-------------------------------------------------------


               General

               The fund's focus is long term capital appreciation. The adviser intends to invest fund assets so that your shares increase in value. However, the value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


               Growth Stocks

               Typically, growth stocks make little or no dividend payments to shareholders. Investment return is based upon the stocks' capital appreciation making return more dependent on market increases and decreases as compared to stocks that provide dividend payments. Growth stocks also tend to rise faster when markets advance and drop more sharply when markets fall making them more volatile than non-growth stocks to market changes. Should a market decline occur, the fund's price may fall more than that of a non growth fund.


               Small Market Capitalization Investing

               The fund may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.



14 Phoenix Duff & Phelps Institutional Growth Stock Portfolio

               Foreign Investing

               The fund may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:


                  o differences in accounting, auditing and financial reporting standards,

                  o generally higher commission rates on foreign portfolio
                    transactions,

                  o differences and inefficiencies in transaction settlement systems,

                  o the possibility of expropriation or confiscatory taxation,

                  o adverse changes in investment or exchange control
                    regulations,

                  o political instability, and

                  o potential restrictions on the flow of international
                    capital.

               Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

               Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


               Foreign Currency

               Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.



                   Phoenix Duff & Phelps Institutional Growth Stock Portfolio 15

               On January 1, 1999, eleven European countries began converting from their sovereign currency to the European Union common currency called the "Euro". This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:


                  o Known trends or uncertainties related to the Euro
                    conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

                  o Competitive implications of increased price transparency of
                    European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

                  o Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

                  o Currency exchange rate risk and derivatives exposure
                    (including the disappearance of price sources, such as certain interest rate indices); and

                  o Potential tax consequences.


               Emerging Market Investing

               The fund may invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

               The economies of developing countries generally are heavily dependent upon international trade. And accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.


               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does



16 Phoenix Duff & Phelps Institutional Growth Stock Portfolio
               not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.




               Management of The Fund
-------------------------------------

               The Adviser

               Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

               Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of that fund's net assets at the following rates.



----------------------------------------------
                    $1st billion   $1+ billion
----------------------------------------------
Management Fee         0.60%          0.55%
----------------------------------------------



               The adviser has voluntarily agreed to assume total operating expenses of the fund (excluding interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 2001, to the extent that such expenses exceed the following percentages of the average annual net asset values of the fund:



---------------------------------------------------------
                          Class X Shares   Class Y Shares
---------------------------------------------------------
Growth Stock Portfolio        0.70%            0.95%
---------------------------------------------------------



               During the fund's last fiscal year, the fund paid total management fees of $383,128. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was 0.60%.

               Portfolio Management

               The investment and trading decisions for the Growth Stock Portfolio are made by a team of equity investment professionals.

               Impact of the Year 2000 Issue on Fund Operations

               The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly


                   Phoenix Duff & Phelps Institutional Growth Stock Portfolio 17
               utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year
               2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

               Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.



18 Phoenix Duff & Phelps Institutional Growth Stock Portfolio

               Phoenix Real Estate Equity
               Securities Portfolio
               Investment Risk and Return Summary
-------------------------------------------------


               Investment Objective

               Phoenix Real Estate Equity Securities Portfolio has an investment objective of capital appreciation and income. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies


               [arrow] Under normal circumstances, the fund intends to invest at least 75% of its assets in marketable securities of publicly traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry.

               [arrow] To select securities for fund investment, the adviser screens the universe of eligible securities to identify those that the adviser believes have initial appreciation potential, are an efficient user of capital and have the potential for continued dividend growth. Securities which survive this screening are then evaluated based on primarily on their strength of management, property, financial and performance reviews. Securities that have a market value that exceeds the estimated value, that are expected to have a decline in financial performance or that fail to adjust their strategy to the real estate market cycle may be evaluated for sale.

               [arrow] The fund intends to emphasize investment in equity REITs.

               [arrow] The fund may invest up to 25% of its total assets in marketable debt securities of companies principally engaged in the real estate industry and that are rated within the four highest rating categories (so called investment grade securities) or if unrated, are judged by the adviser to be of equivalent quality to debt securities so rated and mortgage backed securities.



               Principal Risks
               If you invest in this fund, you risk that you may lose your investment.

               The fund is a non-diversified investment company. It may invest a larger proportion of its assets in the securities of a smaller number of issuers, and as a result, price fluctuations in these securities have a greater impact on the fund's share price.

               The fund will seek to increase the value of your shares by investing in securities the adviser expects to increase in value. Conditions affecting the overall economy, the real estate industry and specific companies in which the fund invests can be worse than expected. As a result the value of your shares may decrease.



                              Phoenix Real Estate Equity Securities Portfolio 19

               The fund concentrates its investments in the real estate industry. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the real estate industry. Moreover, conditions which negatively impact the real estate industry will have a greater impact on this fund as compared to a fund which does not concentrate in one industry.

               The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Investments in businesses related to the real estate industry may also be affected by changes in the value of real estate.

               REIT securities may trade less frequently and in a lower volume than securities in other larger companies and they may be subject to abrupt and large price movements. Additionally, REIT securities may trade at prices less than the value of the underlying real estate and they are often not diversified. These factors may decrease the overall marketability of the securities.


               Performance Tables

               The bar chart and table below provide some indication of the risks of investing in the Phoenix Real Estate Equity Securities Portfolio. The bar chart below shows the fund's Class X Shares performance last year.(1) The table below shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.




               Real Estate Equity Securities Portfolio

               [Tabular Representation of Bar Chart]

                      Calendar Year
                      -------------
                          1998
                         ------
Annual Return (%)        -20.53


              (1) During the period shown in the chart above, the highest return for a quarter was 16.08% (quarter ending September 30,
              1997) and the lowest return for a quarter was (12.32)% (quarter ending September 30, 1998). Year to date performance (through
              March 31, 1999) was     %.



20 Phoenix Real Estate Equity Securities Portfolio

------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending 12/31/98)       One Year     Life of the Fund(1)
------------------------------------------------------------------------
  Class X Shares                        (20.53)%         (1.02)%
------------------------------------------------------------------------
  Class Y Shares                        (20.67)%         (1.21)%
------------------------------------------------------------------------
  NAREIT Equity Total Return Index(2)   (17.50)%           0.79%
------------------------------------------------------------------------



              (1) Class X and Class Y Shares since May 1, 1997.

              (2) The National Association of Real Estate Investment Trusts (NAREIT) Equity Total Return Index is an unmanaged, commonly used measure of real estate equity market total return performance.



               Fund Expenses
----------------------------


               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.



                                                       Class X     Class Y
                                                       Shares       Shares
                                                    ------------ -----------
  Shareholder Fees (fees paid directly from
  your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)        None        None
  Maximum Deferred Sales Charge (load) (as a           None        None
  percentage of the lesser of the value redeemed
  or the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                 None        None
  Redemption Fee                                       None        None
  Exchange Fee                                         None        None

                                                    -------------------------
                                                      Class X    Class Y
                                                      Shares      Shares
                                                    ------------ -----------
  Annual Fund Operating Expenses
  (expenses that are deducted from
  fund assets)
  Management Fees                                      0.48%       0.48%
  Distribution and Service (12b-1) Fees(b)             None        0.25%
  Other Expenses                                       1.41%       1.41%
                                                       ----        ----
  Total Annual Fund Operating Expenses(a)              1.89%       2.14%
                                                       ====        ====


              ----------------

              (a) The fund's investment adviser has agreed to reimburse through
               December 31, 1999, operating expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.40% for each class of shares. Actual Total Annual Operating Expenses for the fund, after expense reimbursement are 0.88% for Class X Shares and 1.13% for Class Y Shares.
              (b) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



                              Phoenix Real Estate Equity Securities Portfolio 21

               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




------------------------------------------------------
  Class        1 year   3 years   5 years   10 years
------------------------------------------------------
  Class X       $192     $595      $1,023    $2,216
------------------------------------------------------
  Class Y       $217     $671      $1,151    $2,476
------------------------------------------------------



               Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.



               Investment Strategies
------------------------------------


               Investment Objective

               The fund has an investment objective of high total return in both current income and capital appreciation and income. There is no guarantee that the fund will meet its objective.


               Principal Investment Strategies

               To select securities for fund investment, the adviser screens the universe of eligible securities, generally REITs, to identify those appropriate for further evaluation. The adviser primarily looks at a security's


                  o Initial Appreciation Potential: by comparing price to
                    projected funds from operation growth rate;

                  o Use of Capital: the cost of capital is compared to the
                    return on investment from real estate to determine whether the security has an efficient use of capital; and

                  o Potential for Continued Dividend Growth: based on
                    historical patterns of dividend growth.


               Securities which survive this screening are then evaluated based on interviews and fundamental research. The evaluation process focuses on the following considerations:


                  o Strength of Management


22 Phoenix Real Estate Equity Securities Portfolio

                  o Property Reviews

                  o Financial reviews

                  o Performance Reviews


               Portfolio holdings are continually compared to those in its peer group and re-evaluated for potential sale. Securities that:


                  o Have a market value that exceeds the estimated value;

                  o Are expected to have a decline in financial performance; or

                  o Fail to adjust strategy to the real estate market cycle may be evaluated for sale.


               Under normal circumstances, the fund intends to invest at least 75% of its assets in marketable securities of publicly traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. A company is considered "principally engaged" in the real estate industry if at least 50% of the company's gross revenues or net profits come from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate.

               The fund will primarily focus its investments in equity REITs. Generally REITs are publicly traded companies that invest primarily in income producing real estate or real estate related loans or interests. Equity REITs own real estate directly and derive income primarily from the collection of rent and capital gains from the sale of properties that have appreciated in value.

               The fund may invest up to 25% of its total assets in marketable debt securities of companies principally engaged in the real estate industry and that are rated within the four highest rating categories (so called investment grade securities) or if unrated, are judged by the adviser to be of equivalent quality to debt securities so rated. The fund may, but is not required, to dispose of securities that fall below investment grade.

               The fund may also invest up to 25% of its total assets in mortgage backed securities such as mortgage pass through certificates, REMIC certificates and collateralized mortgage obligations (CMOs). Mortgage pass through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government related, and private organizations. These securities provide a monthly payment consisting of both principal and interest payments. In effect, these payments are a "pass through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans. Mortgage backed securities also includes collateralized mortgage obligations (CMOs) which generally includes debt instruments collateralized by mortgage loans or mortgage pass throughs.

               The fund may purchase and sell securities on a when-issued or delayed-delivery basis.


                              Phoenix Real Estate Equity Securities Portfolio 23

               Temporary Defensive Strategy: When the adviser believes that there are extraordinary risks associated with investment in real estate market securities, the fund may invest up to 100% of its assets in short term investments such as money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. When this happens, the fund may not achieve its investment objective.




               Risks Related to Investment Strategies
-----------------------------------------------------


               General

               The fund's focus is capital appreciation and income. The adviser intends to invest fund assets so that your shares increase in value. However the value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. The real estate industry could experience a decrease in sales and sale prices so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in the real estate industry, and interest rate changes that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


               Non-Diversification

               The fund is a non-diversified investment company. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.


               Real Estate Related Investments

               The fund primarily invests in the real estate industry. The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Likewise, investments in businesses related to the real estate industry may also be affected by the value of real estate generally or in particular geographical areas in which the businesses operated. A decline in real estate value may have a negative impact on the value of your shares.



24 Phoenix Real Estate Equity Securities Portfolio

               Interest rates also can be a significant factor for issuers that hold real estate and those in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause "slowdowns" in such related businesses as real estate sales and constructions.


               REIT Securities

               REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. REITs are heavily dependent on cash flow from properties and at times, the market price of a REIT's securities may be less than the value of investments in real estate which may result in a lower price when the fund sells its shares in the REIT. REITs also may trade less frequently and in lower volume than securities of other larger companies which may also contribute to REIT securities losing value.


               Unrated Securities

               The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.


               Mortgage-Backed and Asset-Backed Securities

               It is difficult to predict cash flows from mortgage backed and asset backed securities. Payments of principal and interest on the underlying assets may be allocated among classes in a variety of ways and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to predict cash flow accurately. In the event of high prepayments, the fund may be required to invest these proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.


               When-Issued and Delayed-Delivery Securities

               Securities purchased and sold on a when-issued or delayed-delivery basis are subject to the risk that the value of the security on settlement date may be more or less than the price paid as a result of changes in the level of interest rates or other market changes. If the price on settlement day is less than the day of purchase or if the price on settlement day is more than on the date sold, the value of your shares may decline. In addition, the fund accrues no income on such securities until the fund actually takes delivery.



               Impact of the Year 2000 Issue on Fund Investments


               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does



                              Phoenix Real Estate Equity Securities Portfolio 25
               not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.




               Management of The Fund
-------------------------------------


               The Adviser

               Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 1998, Duff & Phelps had approximately $15.2 billion in assets under management on a discretionary basis.

               Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a basic monthly investment management fee that is accrued daily at the annual rate of 0.50% of the value of the fund's net assets.

               The basic monthly fee is subject to a performance adjustment based on the fund's performance as compared to certain prescribed benchmarks. For every 0.10% after the first 0.50% in which the fund's performance is higher or lower than the NAREIT Equity Total Return Index, the basic monthly fee will increase or decrease by 0.005%. This comparison is made on a rolling 12-month basis. The increase or decrease will not exceed 0.10% in any one 12-month period. The adjustment is computed and paid on a monthly basis.

               The adviser has voluntarily agreed to assume operating expenses of the fund (excluding management fees, distribution and service fees, interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 1999, to the extent that such expenses exceed 0.40% of the average annual net asset values of the fund.

               During the fund's last fiscal year, the fund paid total management fees of $79,971. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was 0.48%.


               Portfolio Management

               Michael Schatt is responsible for managing the assets of the fund. Mr. Schatt is employed as Managing Director of Phoenix Investment Partners, Ltd. and is a Senior Vice President of Phoenix, as well as Vice President, Phoenix Duff & Phelps Institutional Mutual Funds, The Phoenix Edge Series Fund, Phoenix Multi-Portfolio Fund, Duff & Phelps Utilities Income, Inc. and Duff & Phelps. His current responsibilities include serving as Portfolio Manager of the fund, the Real Estate Securities Fund of Phoenix Multi-Portfolio Fund, the Real Estate




26 Phoenix Real Estate Equity Securities Portfolio

               Securities Series of The Phoenix Edge Series Fund, and managing the real estate investment securities of Duff & Phelps Utilities Income, Inc. Previously, he served as Director of the Real Estate Advisory Practice for Coopers & Lybrand, LLC and has over 16 years experience in the real estate industry.


               Impact of the Year 2000 Issue on Fund Operations

               The Trustees have directed management to ensure that the systems used by service providers (Duff & Phelps and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Duff & Phelps has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Duff & Phelps management believes that the majority of these systems are already Year 2000 compliant. Duff & Phelps believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Duff & Phelps or its affiliates or the fund if such modifications and conversions are not completed timely.

               Duff & Phelps will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Duff & Phelps.



                              Phoenix Real Estate Equity Securities Portfolio 27

               Phoenix Duff & Phelps Institutional
               Managed Bond Portfolio
               Investment Risk and Return Summary
-------------------------------------------------



               Investment Objective


               Phoenix Duff & Phelps Institutional Managed Bond Portfolio has an investment objective to generate a high level of current income and appreciation of capital consistent with prudent investment risk. There is no guarantee that the fund will achieve its objective.



               Principal Investment Strategies



               [arrow] The fund expects to invest principally in corporate debt securities issued by United States or foreign corporations and in U.S. and foreign government securities that are denominated, and pay interest and principal in, U.S. dollars.

               [arrow] Under normal circumstances, at least 80% of the value of the fund's total assets in bonds will be in the four highest rating categories (so called "investment grade"), or if unrated, are of comparable quality in the adviser's opinion.

               [arrow] To select securities for fund investment, the adviser first determines the types of debt securities that have attractive values. The adviser then seeks to select issues within these security types that it believes offer the best potential for total return based on risk to reward tradeoff. The adviser monitors the portfolio in order to increase asset allocations in those security types that it believes are performing well and out of those security types that it believes are not. Securities are also analyzed for sale when the adviser believes they have realized their value.

               [arrow] The fund may invest in securities of any maturity as it seeks to maintain interest rate risk similar to that of its benchmark index.

               [arrow] The fund may invest up to 20% of its total net assets in below investment grade securities.

               [arrow] Securities selected for investment may have fixed or variable rates and may be purchased on a when-issued or delayed-delivery basis.

               [arrow] The fund also intends to invest in short-term investments such as U.S. government securities, obligations of U.S. banks and savings and loans associations such as certificates of deposit, time deposits and bankers' acceptances, commercial paper, and repurchase agreements.

               [arrow] The fund may also invest in mortgage and asset backed securities and municipal bonds.


28 Phoenix Duff & Phelps Institutional Managed Bond Portfolio

               Principal Risks
               If you invest in this fund, you risk that you may lose your investment.

               The adviser intends to select undervalued security types and issues for fund investment. If the adviser misjudges the return potential, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution may be less than other funds. In addition, the value of fund shares is based on the market value of fund investments. The price of fixed income investments will generally move in inverse proportion to interest rates.

               The fund may invest in securities with longer maturities. Securities with longer maturites may be subject to greater price fluctuations due to interest rates, tax laws and other general market factors than securities with shorter maturities.

               The fund may invest in foreign government securities and companies in foreign countries including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They may also have more obstacles to financial success.

               The fund may invest in below investment grade securities. Below investment grade securities (so called "junk bonds") present a greater risk that the issuer will not be able to make interest and principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the security.

               This fund may invest in mortgage-backed and other asset-backed securities. A portion of the cash flow from these securities may be from early payoff of some of the underlying loans. In the event of very high prepayments, the fund may be required to invest the proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.

               The fund may invest in municipal securities. Principal and interest payments may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales.

               The fund may invest in unrated securities. Unrated securities may not have as broad a market as rated securities and it can be more difficult for the adviser to assess their risk as compared to rated securities.



                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 29

               The fund may invest in when-issued and delayed-delivery securities. The fund accrues no income on these securities until the fund takes actual delivery. The value of the security on settlement date may be less than on the date of purchase or more than on the date of sale, which may cause share value to decline.

               The fund may invest in securities with variable rates. Securities with variable rates are more susceptible to interest rate fluctuations and it is more difficult for the adviser to assess their potential return.



30 Phoenix Duff & Phelps Institutional Managed Bond Portfolio

               Performance Tables


               The bar chart and table below provide some indication of the risks of investing in the Phoenix Duff & Phelps Institutional Managed Bond Portfolio. The bar chart shows changes in the fund's Class X Shares performance from year to year over the past ten years.(1) The table below shows how the fund's average annual returns for one, five and ten years, and for the life of the fund compare to those of a broad-based securities market index. Performance data is based on the fund's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the fund). The performance of the separate account has been restated to reflect the deduction of fees and expenses applicable to the fund's Class X Shares. The fund's past performance is not necessarily an indication of how the fund will perform in the future.



               Managed Bond Portfolio

               [Tabular Representation of Bar Chart]

                                                    Calendar Year
                      ---------------------------------------------------------------------------------------------
                      1989      1990     1991      1992     1993      1994      1995      1996      1997      1998
                      -----     ----     -----     ----     -----     -----     -----     -----     -----     -----
Annual Return (%)     12.17     3.71     18.72     8.90     12.14     -4.87     19.97     8.70      9.75      1.99



              (1) During the 10-year period shown in the chart above, the highest return for a quarter was 8.54% (quarter ending June 30,
              1995) and the lowest return for a quarter was (3.18)% (quarter ending March 31, 1994). Year to date performance (through March
              31, 1999) was     %.





----------------------------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending 12/31/98)            One Year   Five Years   Ten Years   Life of the Fund(1)
----------------------------------------------------------------------------------------------------
  Class X Shares                              1.99%       6.79%        8.88%         9.47%
----------------------------------------------------------------------------------------------------
  Class Y Shares                              1.72%       6.52%        8.61%         9.20%
----------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(2)     8.69%       7.27%        9.26%        10.13%
----------------------------------------------------------------------------------------------------



              (1) Since June 1, 1983.

              (2) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance.


                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 31

               Fund Expenses
----------------------------


               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                           Class X           Class Y
                                                           Shares             Shares
                                                    --------------------   -----------
  Shareholder Fees (fees paid directly
  from your investment)
  Maximum Sales Charge (load) Imposed on
  Purchases (as a percentage of offering price)            None              None
  Maximum Deferred Sales Charge (load) (as a               None              None
  percentage of the lesser of the value
  redeemed or the amount invested)
  Maximum Sales Charge (load) Imposed on
  Reinvested Dividends                                     None              None
  Redemption Fee                                           None              None
  Exchange Fee                                             None              None
                                                         --------------------------
                                                          Class X          Class Y
                                                          Shares            Shares
                                                    --------------------   -----------
  Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
  Management Fees                                          0.45%            0.45%
  Distribution and Service (12b-1) Fees(b)                 None             0.25%
  Other Expenses                                           0.32%            0.32%
                                                           ----             ----
  Total Annual Fund Operating Expenses(a)                  0.77%            1.02%
                                                           ====             ====



              ----------------
              (a) The fund's investment adviser has agreed to reimburse or waive through December 31, 2001, total operating expenses to the extent that such expenses exceed 0.55% for Class X Shares and 0.80% for Class Y Shares. Actual Total Annual Operating Expenses for the fund, after expense reimbursement, are 0.55% for Class X Shares and 0.80% for Class Y Shares.
              (b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").




               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



32 Phoenix Duff & Phelps Institutional Managed Bond Portfolio

---------------------------------------------------------
  Class        1 year   3 years   5 years   10 years
---------------------------------------------------------
  Class X        $78     $246      $427        $952
---------------------------------------------------------
  Class Y       $104     $324      $562      $1,246
---------------------------------------------------------



               Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.





               Investment Strategies
------------------------------------



               Investment Objective

               Phoenix-Duff & Phelps Institutional Managed Bond Portfolio has an investment objective to generate a high level of current income and appreciation of capital consistent with prudent investment risk. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies

               Under normal circumstances, at least 80% of the value of the fund's total assets in bonds will be in the four highest rating categories (so called "investment grade"), or if unrated, are of comparable quality in the adviser's opinion. The fund may invest up to 20% of the fund's net assets in below investment grade securities (so called "junk bonds"). If the fund purchases an investment grade security that loses its investment grade rating, the fund is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

               To select securities for fund investment, the adviser first determines the types of debt securities, such as Treasuries, municipal bonds, mortgage-backeds and foreign government securities, that have attractive values. The adviser then seeks to select issues within these security types that offer the best potential for total return based on certain fundamentals such as the value of the security as compared to the credit risk, liquidity and maturity. The adviser seeks those securities that it believes offer the best risk to reward tradeoff.

               Security types are continually monitored for performance, the adviser will increase asset allocations in those that it believes have attractive values and are performing well and out of those security types that it believes are not attractive or performing well. The fund may have a higher portfolio turnover rate using this allocation shifting strategy. Higher portfolio turnover rates may increase transaction costs, negatively affect fund performance and increase capital gain distributions, which may result in greater tax liability to you. Securities are also analyzed for sale when the adviser believes they have realized their value.



                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 33

               The fund may invest in securities of any maturity as it seeks to maintain interest rate risk similar to that of its benchmark index.

               The fund expects to invest principally in corporate debt securities issued by United States or foreign corporations and in U.S. and foreign government securities. Foreign companies and governments in which the fund may invest may be in developed countries or emerging market countries. Foreign government securities may be issued by the government or a political subdivision and will be denominated, and pay principal and interest, in U.S. dollars.

               U.S. Government securities are issued or guaranteed as to principal and income by the United States government, its agencies and instrumentalities. Securities in which the fund may invest include U.S. Treasury Obligations and, among others, securities issued by the Federal Housing Administration, Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, Farmers Home Administration and the Small Business Administration.

               Securities selected for investment may have fixed or variable rates and may be purchased on a when-issued or delayed-delivery basis.

               The fund also intends to invest in short-term investments such as U.S. government securities, obligations of U.S. banks and savings and loan associations such as certificates of deposit, time deposits and bankers acceptances, commercial paper, and repurchase agreements.

               The fund may invest in mortgage backed and other asset backed securities. Mortgage pass through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government related, and private organizations. These securities provide a monthly payment consisting of both principal and interest payments. In effect, these payments are a "pass through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans. Mortgage backed securities also includes collateralized mortgage obligations (CMOs) which generally includes debt instruments collateralized by mortgage loans or mortgage pass throughs. Asset backed securities are based on financial assets other than mortgages such as automobile and credit card loan receivables. Additional payments on mortgage and asset backed securities are caused by repayment of principal resulting from the sale of the underlying property, refinancing or foreclosure. These prepayments are difficult to predict. This variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.

               The fund may invest in municipal bonds. Generally, municipal bonds may be general obligations secured by the issuers faith, credit and taxing power to pay principal and interest or revenue bonds, that pay principal and interest from monies derived from a specific source.

               Temporary Investment Strategy: When in the opinion of the adviser, current cash needs or market or economic conditions warrant, the fund may temporarily retain cash or invest part or all of its assets in cash equivalents.



34 Phoenix Duff & Phelps Institutional Managed Bond Portfolio

               Risks Related to Investment Strategies
-----------------------------------------------------


               General


               The fund's focus is to generate current income and appreciation. The adviser intends to invest in undervalued sectors and securities. If the adviser misjudges a sector or security's return potential relative to another the fund's returns may be lower than prevailing returns, and the fund's income available for distribution to shareholders may be less, on a relative basis, than other fixed income opportunities. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest and other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

               The value of your shares is based on the market value of the fund's investments. In the case of fixed income securities and other securities that have relatively fixed levels of return, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. The price of fixed income securities will generally move in inverse proportion to interest rates. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise.

               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


               Long-Term Maturities

               The fund may invest in securities with longer maturities. Securities with longer maturites may be subject to greater price fluctuations due to interest rates, tax laws and other general market factors than securities with shorter maturities.


               Below Investment Grade Securities

               The fund may invest in securities that are not within the four highest rating categories. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the adviser to accurately predict risk.


               Unrated Securities

               The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.



                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 35

               U.S. Government Securities

               Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.


               Mortgage and Asset Backed Securities

               The value of mortgage and asset backed securities may be negatively affected by decreasing interest rates. In addition, it is difficult to predict cash flows of these type of securities. Payments of principal and interest on the underlying mortgages may be allocated among classes in a variety of ways and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. In the event of high prepayments, the fund may be required to invest these proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.


               Foreign Investing

               The fund may invest in non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include:


                  o differences in accounting, auditing and financial reporting standards,

                  o generally higher commission rates on foreign portfolio
                    transactions,

                  o differences and inefficiencies in transaction settlement systems,

                  o the possibility of expropriation or confiscatory taxation,

                  o adverse changes in investment or exchange control
                    regulations,

                  o political instability, and

                  o potential restrictions on the flow of international
                    capital.


               Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund. Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.



36 Phoenix Duff & Phelps Institutional Managed Bond Portfolio

               Municipal Securities

               The fund may invest in municipal securities. Principal and interest payments may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund.


               When-Issued and Delayed-Delivery Securities

               Securities purchased and sold on a when-issued or delayed-delivery basis are subject to the risk that the value of the security on settlement date may be more or less than the price paid as a result of changes in the level of interest rates or other market changes. If the price on settlement day is less than the day of purchase or if the price on settlement day is more than on the date sold, the value of your shares may decline. In addition, the fund accrues no income on such securities until the fund actually takes delivery.


               Emerging Market Investing

               The fund may invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

               The economies of developing countries generally are heavily dependent upon international trade. And accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.


               Variable Rate Securities

               The fund may invest in securities with variable rates. Securities with variable rates are more susceptible to interest rate fluctuations and it is more difficult for the adviser to assess their potential return.



               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the


                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 37
               year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.




               Management of The Fund


               The Adviser
               Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $23.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


               Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of that fund's net assets at the following rates.





----------------------------------------------
                    $1st billion   $1+ billion
----------------------------------------------
  Management Fee       0.45%         0.40%
----------------------------------------------



               The adviser has voluntarily agreed to assume total operating expenses of the fund (excluding interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 2001, to the extent that such expenses exceed the following percentages of the average annual net asset values of the fund:




---------------------------------------------------------------
                            Class X Shares   Class Y Shares
---------------------------------------------------------------
  Managed Bond Portfolio       0.55%             0.80%
---------------------------------------------------------------



               During the fund's last fiscal year, the fund paid total management fees of $421,814. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was 0.45%.


               Portfolio Management

               James D. Wehr serves as portfolio manager of the Managed Bond Portfolio and as such is responsible for the day-to-day management of the portfolio's holdings. Mr. Wehr served as portfolio manager of the Phoenix Home Life Separate Account P (predecessor to the Managed Bond Portfolio) (1990-1996) and has served as portfolio manager of Phoenix Tax-Exempt Bond Fund of the Phoenix Multi-Portfolio Fund since 1988; Phoenix California Tax Exempt Bond Fund since 1993 and has been a Managing Director of Phoenix since 1991.



38 Phoenix Duff & Phelps Institutional Managed Bond Portfolio

               Impact of the Year 2000 Issue on Fund Operations

               The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that is computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completely timely.

               Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.



                   Phoenix Duff & Phelps Institutional Managed Bond Portfolio 39

               Phoenix Duff & Phelps Institutional
               Enhanced Reserves Portfolio
               Investment Risk and Return Summary
--------------------------------------------------


               Investment Objective

               The Phoenix Duff & Phelps Enhanced Reserves Portfolio has an investment objective to seek a high level of current income consistent with preservation of capital. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies


               [arrow] Under normal market conditions, the fund intends to invest 65% of its total assets in U.S. government obligations including mortgage-related securities issued by the U.S. government or its agencies or instrumentalities, high grade corporate debt obligations and asset-backed securities and the fund expects to maintain a portfolio duration of approximately one year and a dollar weighted average portfolio quality of the second highest rating category or better.

               [arrow] The fund may invest in municipal securities, bank
                       obligations, certain money market instruments, repurchase agreements, and foreign securities.


               Principal Risks
               If you invest in this fund you risk that you may lose your investment.

               The adviser intends to select investments that it believes will provide current income. If the adviser misjudges the return potential, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution may be less than other funds. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

               Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

               This fund may invest in asset and mortgage backed securities. A portion of the cash flow from these securities may be from early payoff of some of the underlying loans. Early payoffs may result in the fund receiving less income than originally anticipated. In the event of very high prepayments, the fund may be required to invest the proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred. In addition, decreasing interest rates may negatively affect the value of these securities.

               The fund may also invest in municipal bonds. Principal and interest payments may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all.



40 Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio

               Performance Tables

               The bar chart and table below provide some indication of the risks of investing in the Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio. The bar chart shows changes in the fund's Class X Shares performance from year to year over the life of the fund.(1) The table below shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. Performance data is based on the fund's past performance as Duff & Phelps Enhanced Reserves Fund prior to July 19, 1996 (inception of the fund). The fund's past performance is not necessarily an indication of how the fund will perform in the future.



               Enhanced Reserves Portfolio


               [Tabular Representation of Bar Chart]

                                  Calendar Year
                      ----------------------------------
                      1995      1996     1997      1998
                      -----     ----     -----     ----
Annual Return (%)     7.80      4.72     6.03      5.34



              (1) During the period shown in the chart above, the highest return for a quarter was 2.13% (quarter ending December 31, 1995) and the lowest return for a quarter was 0.35% (quarter ending December 31, 1998). Year to date performance (through March 31,
              1999) was     %.






---------------------------------------------------------------------------------------
  Average Annual Total Returns
  (for the periods ending 12/31/98)             One Year       Life of the Fund(1)
---------------------------------------------------------------------------------------
                                                               Class X        Class Y
---------------------------------------------------------------------------------------
  Class X Shares                                 5.34%          5.73%           --
---------------------------------------------------------------------------------------
  Class Y Shares                                 5.08%            --          5.28%
---------------------------------------------------------------------------------------
  Merrill Lynch 1-Year Treasury Bill Index(2)    5.89%          6.00%(3)      5.86%
---------------------------------------------------------------------------------------



              (1) Class X Shares since June 26, 1994 and Class Y Shares since
                  November 1, 1996.

              (2) The Merrill Lynch 1-Year Treasury Bill Index is an unmanaged, commonly used measure of short-term government bond total return performance.

              (3) Index performance since June 30, 1994.


              Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio 41

               Fund Expenses
----------------------------


               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.



                                                        Class X            Class Y
                                                         Shares             Shares
                                                 ---------------------   -----------
  Shareholder Fees (fees paid directly
  from your investment)
  Maximum Sales Charge (load) Imposed
  on Purchases (as a percentage of offering
  price)                                                None               None
  Maximum Deferred Sales Charge (load)                  None               None
  (as a percentage of the lesser of the value
  redeemed or the amount invested)
  Maximum Sales Charge (load) Imposed
  on Reinvested Dividends                               None               None
  Redemption Fee                                        None               None
  Exchange Fee                                          None               None
                                                      --------------------------
                                                       Class X           Class Y
                                                        Shares            Shares
                                                 ---------------------   -----------
  Annual Fund Operating Expenses
  (expenses that are deducted from
  fund assets)
  Management Fees                                       0.24%               0.24%
  Distribution and Service (12b-1) Fees(b)              None                0.25%
  Other Expenses                                        0.45%               0.45%
                                                        ----                ----
  Total Annual Fund Operating Expenses(a)               0.69%               0.94%
                                                        ====                ====



              ----------------
              (a) The fund's investment adviser has agreed to reimburse or waive through December 31, 1999, total operating expenses to the extent that such expenses exceed 0.40% for Class X Shares and 0.65% for Class Y Shares. Prior to May 1, 1998, the investment adviser had agreed to reimburse or waive total operating expenses to the extent that such expenses exceeded 0.34% for Class X Shares and 0.59% for Class Y Shares. Actual Total Operating Expenses for the fund, after expense reimbursement, are 0.37% for Class X Shares and 0.63% for Class Y Shares.

              (b) Distribution and Service Fees represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



42 Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio

-------------------------------------------------------
  Class      1 year   3 years   5 years   10 years
-------------------------------------------------------
  Class X     $70      $220      $385        $856
-------------------------------------------------------
  Class Y     $96      $300      $520      $1,155
-------------------------------------------------------



               Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.



               Investment Strategies
------------------------------------


               Investment Objective

               The Phoenix-Duff & Phelps Enhanced Reserves Portfolio has an investment objective to seek a high level of current income consistent with the preservation of capital. There is no guarantee that the fund will achieve its objective.


               Principal Investment Strategies

               Under normal market conditions, the fund intends to invest 65% of its total assets in:


                  o U.S. government obligations including mortgage-related
                    securities issued by the U.S. government or its agencies or instrumentalities,

                  o high grade corporate debt obligations, and

                  o asset-backed securities.


               U.S. Government securities are issued or guaranteed as to principal and income by the United States government, its agencies and instrumentalities. Securities in which the fund may invest include U.S. Treasury Obligations and, among others, securities issued by the Federal Housing Administration, Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, Farmers Home Administration and the Small Business Administration.

               The fund will also invest in asset backed securities and mortgage backed securities. Asset backed securities are based on financial assets other than mortgages such as automobile and credit card loan receivables, and other receivables. Mortgage pass through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government related, and private organizations. These securities provide a monthly payment consisting of both principal and interest payments. In effect, these payments are a "pass through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans. Additional payments on mortgage and asset backed securities are



              Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio 43
               caused by repayment of principal resulting from the sale of the underlying property, refinancing or foreclosure. These prepayments are difficult to predict. This variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.

               Under normal circumstances the fund expects to maintain a portfolio duration of approximately one year. Duration measures the expected life of a security by assessing and weighting the present value of the security's payment pattern.

               Under normal circumstances, the fund expects to maintain a dollar weighted average portfolio quality of the second highest rating category or better. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

               The fund may invest in municipal bonds. Generally, municipal bonds may be general obligations secured by the issuers faith, credit and taxing power to pay principal and interest or revenue bonds, that pay principal and interest from monies derived from a specific source.

               The fund also may invest in bank obligations, certain money market instruments, repurchase agreements, and foreign securities.

               Temporary Investment Strategy: If the adviser believes that the fund's basic investment strategy is not in the best interests of shareholders due to changes in market conditions, the fund may, without limitation, invest in high-grade, short term securities. When this happens, the fund may not achieve its investment objective.





               Risks Related to Investment Strategies
-----------------------------------------------------



               General

               The fund's focus is current income consistent with the preservation of capital. The adviser intends to select investments that provide current returns while preserving capital. If the adviser misjudges the return potential of any of the fund's portfolio securities, the fund's returns may be lower than prevailing returns, and the fund's income available for distribution to shareholders may be less, on a relative basis, than other funds. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

               The value of your shares is based on the market value of the fund's investments. In the case of fixed income securities and other securities that have relatively fixed levels of return, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. The price of fixed income securities will generally move in inverse proportion to



44 Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio
               interest rates. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. To the extent that the fund's investments are negatively affected by changes in economic conditions fund share values may decline.

               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


               U.S. Government Securities

               Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.


               Mortgage-Backed and Asset-Backed Securities

               It is difficult to predict cash flows from asset and mortgage backed securities. It is difficult to determine specific amounts and timing of prepayments on the underlying loans which makes it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.

               In the event of high prepayments, the fund may be required to invest these proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.


               Municipal Bonds

               The fund may also invest in municipal bonds. Principal and interest payments may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all.



               Impact of the Year 2000 Issue on Fund Investments


               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.



              Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio 45

               Management of The Fund


               The Adviser
               Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 1998, Duff & Phelps had approximately $15.2 billion in assets under management on a discretionary basis.

               Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.




--------------------------------------------------
                    $1st billion   $1+ billion
--------------------------------------------------
  Management Fee       0.24%          0.19%
--------------------------------------------------



               The adviser has voluntarily agreed to assume total operating expenses of the fund (excluding interest, taxes, brokerage fees, commissions and extraordinary expenses) until December 31, 1999, to the extent that such expenses exceed the following percentages of the average annual net asset values of the fund:




-------------------------------------------------------------------------
                                 Class X Shares   Class Y Shares
-------------------------------------------------------------------------
  Enhanced Reserves Portfolio        0.40%             0.65%
-------------------------------------------------------------------------



               During the fund's last fiscal year, the fund paid total management fees of $142,030. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was 0.24%.


               Portfolio Management

               Marvin E. Flewellen serves as portfolio manager of the Enhanced Reserves Portfolio and as such is responsible for the day-to-day management of the Portfolio's holdings. Mr. Flewellen has served as a Senior Vice President and a Fixed Income Portfolio Manager with Duff & Phelps since 1994. Mr. Flewellen was a Second Vice President and portfolio manager with Northern Trust Bank from 1985 until 1994.



46 Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio

               Impact of the Year 2000 Issue on Fund Operations

               The Trustees have directed management to ensure that the systems used by service providers (Duff & Phelps and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Duff & Phelps has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Duff & Phelps management believes that the majority of these systems are already Year 2000 compliant. Duff & Phelps believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Duff & Phelps or its affiliates or the fund if such modifications and conversions are not completed timely.

               Duff & Phelps will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives; and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Duff & Phelps.



              Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio 47

               Pricing of Fund Shares
-------------------------------------



               How is the Share Price determined?

               The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:


               o adding the values of all securities and other assets of the fund,

               o subtracting liabilities, and

               o dividing by the total number of outstanding shares of the fund.



               Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

               Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.


               Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.


               The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).


48 Phoenix Duff & Phelps Institutional Mutual Funds

               At what price are shares purchased?

               All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.





               Purchase Options
-------------------------------



               The fund presently offers two classes of shares that have different minimum investment requirements and distribution charges (see "Fund Expenses" previously in this prospectus). For Class Y Shares, the fund has adopted a distribution and service plan allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorizes the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

               Shares of the fund are offered primarily to institutional investors and corporate, public, union and governmental pension plans.

               To purchase Class X Shares (except Real Estate Equity Securities Portfolio), you must initially purchase shares whose net asset value exceeds $5 million. To purchase Class Y Shares (except Real Estate Equity Securities Portfolio), you must initially purchase shares whose net asset value exceeds $1 million. To purchase Class X Shares and Class Y Shares of the Real Estate Equity Securities Portfolio, you must initially purchase shares whose net asset value exceeds $250,000.

               You will pay no sales charges at any time on Class X or Class Y Shares. There are no distribution and service fees applicable to Class X Shares. Class Y Shares are subject to a distribution and service fee of 0.25%

               The minimum subsequent investment for Class X and Class Y Shares is $100.

               The minimum initial investment requirements are waived for purchases by:


                  o Institutional investors and corporate, public, union and governmental pension plans which have been invested in certain separate accounts of Phoenix Home Life Mutual Insurance Company as of March 1, 1996;

                  o Trust Companies, bank trust departments, broker-dealers, financial planners and investment advisers for funds over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity;

                  o Institutional investors and corporate, public, union and governmental pension plans which are investing redemption proceeds from the reorganization or merger of other investment companies.



                             Phoenix Duff & Phelps Institutional Mutual Funds 49

               Your Account
---------------------------


               Opening an Account


               Your financial advisor can assist you with your initial purchase as well as all phases of your investment program.





               How To Buy Shares
--------------------------------





----------------------------------------------------------------------------------------------------------
                                  To Open An Account
----------------------------------------------------------------------------------------------------------
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
----------------------------------------------------------------------------------------------------------
                                  Complete a New Account Application and send it with a check payable
  Through the mail                to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston,
                                  MA 02266-8301.
----------------------------------------------------------------------------------------------------------
  By Federal Funds wire           Call us at (800) 814-1897 for instructions.
----------------------------------------------------------------------------------------------------------
  By telephone exchange           Call us at (800) 814-1897.
----------------------------------------------------------------------------------------------------------


               How to Sell Shares
---------------------------------



               You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.



50 Phoenix Duff & Phelps Institutional Mutual Funds

----------------------------------------------------------------------------------------------------------
                                  To Sell Shares
----------------------------------------------------------------------------------------------------------
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
----------------------------------------------------------------------------------------------------------
                                  Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
  Through the mail                02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.
----------------------------------------------------------------------------------------------------------
                                  For sales up to $100,000, requests can be made by calling
  By telephone                    (800) 814-1897.
----------------------------------------------------------------------------------------------------------
  By telephone exchange           Call us at (800) 814-1897.
----------------------------------------------------------------------------------------------------------
  By check                        If you selected the checkwriting feature, you may write checks for
  (Enhanced Reserves              amounts of $500 or more. Checks may not be used to close an account.
  Portfolio only.)
----------------------------------------------------------------------------------------------------------


               Things You Should Know When Selling Shares
---------------------------------------------------------



               You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 814-1897.


               Redemptions by Mail

               Send a clear letter of instructions including the name of the fund shares (portfolio) to be sold and a properly executed stock power or any related instruction transmittal specifying account number and the name of the shareholder exactly as registered.

               The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

               If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 814-1897.



                             Phoenix Duff & Phelps Institutional Mutual Funds 51

               Selling Shares by Telephone


               The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

               The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

               The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

               During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.





               Account Policies
-------------------------------


               Exchange Privileges

               You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 814-1897.


               o You may exchange shares for another fund in the same class of shares; e.g., Class X for Class X.

               o Exchanges may be made by phone (800) 814-1897 or by mail
                 (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).


               o The amount of the exchange must be equal to or greater than the minimum initial investment required.


               o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

               o The fund reserves the right to refuse an exchange request if in the fund's or adviser's opinion the exchange would adversely affect the fund's ability to invest according to its investment objectives and policies; the fund believes that a pattern of exchanges coincides with a "market timing" strategy; or the exchange would otherwise adversely affect the fund and its shareholders.

               o Because excessive trading can hurt fund performance and harm other shareholders, the Fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.



52 Phoenix Duff & Phelps Institutional Mutual Funds

               Tax Status of Distributions
------------------------------------------


               The fund plans to make distributions from net investment income at intervals stated on the table below, and to distribute net realized capital gains, if any, at least annually.




----------------------------------------------------------------
Fund                                         Dividend Paid
----------------------------------------------------------------
  Core Equity Portfolio                        Quarterly
----------------------------------------------------------------
  Growth Stock Portfolio                     Semiannually
----------------------------------------------------------------
  Real Estate Equity Securities Portfolio      Quarterly
----------------------------------------------------------------
  Managed Bond Portfolio                     Semiannually
----------------------------------------------------------------
  Enhanced Reserves Portfolio                   Monthly
----------------------------------------------------------------



               Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


               Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


               Many investors, including most tax-qualified plan investors, may be eligible for preferential federal income tax treatment on distributions received from the fund and disposition of Shares of the fund.



                             Phoenix Duff & Phelps Institutional Mutual Funds 53

               Financial Highlights
-----------------------------------



               These tables are intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


               Phoenix Duff & Phelps Institutional Core Equity Portfolio



                                                 Class X                    Class Y
                                              --------------             --------------
                                              From Inception             From Inception
                                              4/14/98 to                 4/14/98 to
                                                12/31/98                  12/21/98
                                              -----------                ---------
  Net asset value, beginning of period          $ 10.00                   $ 10.00
  Income from investment operations:
  Net investment income (loss)                     0.04 (1)(5)               0.02(2)(5)
  Net realized and unrealized gain (loss)          0.26                      0.25
                                                -------                    ------
   Total from investment operations                0.30                      0.27
                                                -------                    ------
  Less Distributions:
  Dividends from net investment income            (0.03)                    (0.02)
  Dividends from net realized gains                  --                        --
  In excess net investment income                 (0.04)                    (0.04)
                                                -------                    ------
   Total distributions                             0.07                     (0.05)
                                                -------                    ------
  Change in net asset value                        0.23                      0.21
                                                -------                    ------
  Net asset value, end of period                $ 10.23                    $10.21
                                                =======                    ======
  Total return(2)                                  2.97%(4)                  2.71%(4)
  Ratios/supplemental data:
  Net assets, end of period (thousands)         $10,771                      $103
  Ratio to average net assets of:
   Operating expenses                              0.65%(3)                  0.90%(3)
   Net investment income                           0.56%(3)                  0.37%(3)
  Portfolio turnover                                 52%(4)                   52%(4)



              ----------------
              (1) Includes reimbursement of operating expenses by investment adviser of $0.26.
              (2) Includes reimbursement of operating expenses by investment adviser of $0.26.

              (3) Annualized.
              (4) Not annualized.

              (5) Computed using average shares outstanding.

54 Phoenix Duff & Phelps Institutional Mutual Funds

-----------------------------------------------



               Phoenix Duff & Phelps Institutional Growth Stock Portfolio



                                                                               Class X
                                                    --------------------------------------------------------
                                                                                              From Inception
                                                                Years Ended                     3/1/96 to
                                                    12/31/98                 12/31/97           12/31/96
                                                    --------                 --------           --------
  Net asset value, beginning of period                $33.85                 $47.42              $48.01
  Income from investment operations:
  Net investment income                                 0.05(4)(7)             0.31(4)(7)          0.34(4)
  Net realized and unrealized gain (loss)               9.88                  10.60                4.89
                                                  ----------                 ------              ------
   Total from investment operations                     9.93                  10.91                5.23
                                                  ----------                 ------              ------
  Less Distributions:
  Dividends from net investment income                 (0.15)                 (0.39)              (0.30)
  Dividends from net realized gains                    (5.81)                (24.07)(8)           (5.52)
                                                  ----------                 ------              ------
  In excess of net investment income                      --                  (0.02)                 --
                                                  ----------                 ------              ------
   Total distributions                                 (5.96)                (24.48)              (5.82)
                                                  ----------                 ------              ------
  Change in net asset value                             3.97                 (13.57)              (0.59)
                                                  ----------                 ------              ------
  Net asset value, end of period                      $37.82                 $33.85              $47.42
                                                  ==========                 ======              ======
  Total return(4)                                      31.20%                 25.76%              10.71%(2)
  Ratios/supplemental data:
  Net assets, end of period (thousands)              $46,330                $44,350             $82,739
  Ratio to average net assets of:
   Operating expenses                                   0.70%                  0.70%               0.70%(1)
   Net investment income                                0.13%                  0.64%               0.65%(1)
  Portfolio turnover                                     115%                   148%                 99%(2)
  Average commission rate paid(3)                                           $0.0503             $0.0543


              ----------------

              (1) Annualized
              (2) Not annualized
              (3) Includes amounts distributed as income and redesignated for tax purposes.
              (4) Includes reimbursement of operating expenses by investment adviser of $0.11, $0.08 and $0.04, respectively.
              (5) Distributions are made in accordance with the prospectus;
                  however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
              (6) Computed using average shares outstanding.


                             Phoenix Duff & Phelps Institutional Mutual Funds 55

-----------------------------------------------



               Phoenix Duff & Phelps Institutional Growth Stock Portfolio



                                                                               Class Y
                                                      --------------------------------------------------------
                                                                                                From Inception
                                                                 Years Ended                       3/1/96 to
                                                      12/31/98                 12/31/97           12/31/96
                                                      --------                 --------         --------------
  Net asset value, beginning of period                 $33.86                  $47.43              $48.01
  Income from investment operations:
  Net investment income                                 (0.04)(5)(7)             0.18(5)(7)          0.18(5)
  Net realized and unrealized gain (loss)                9.88                   10.59               4.95
                                                       ------                  ------             ------
   Total from investment operations                      9.84                   10.77               5.13
                                                       ------                  ------             ------
  Less Distributions:
  Dividends from net investment income                  (0.10)                  (0.31)              (0.19)
  Dividends from net realized gains                     (5.81)                 (24.02)(8)           (5.52)
                                                       ------                  ------             ------
  In excess of net investment income                       --                   (0.01)                 --
                                                       ------                  ------             ------
   Total distributions                                  (5.91)                 (24.34)              (5.71)
                                                       ------                  ------             ------
  Change in net asset value                              3.93                  (13.57)              (0.58)
                                                       ------                  ------             ------
  Net asset value, end of period                       $37.79                  $33.86              $47.43
                                                       ======                  ======              ======
  Total return(4)                                       30.85%                  25.46%              10.48%(2)
  Ratios/supplemental data:
  Net assets, end of period (thousands)               $21,347                 $17,631             $22,978
  Ratio to average net assets of:
   Operating expenses                                    0.95%                   0.95%               0.95%(1)
   Net investment income                                (0.11)%                  0.39%               0.39%(1)
  Portfolio turnover                                      115%                    148%                 99%(2)
  Average commission rate paid(3)                                             $0.0503             $0.0543



              ----------------
              (1) Annualized
              (2) Not annualized
              (3) Includes amounts distributed as income and redesignated for tax purposes.
              (4) Includes reimbursement of operating expenses by investment adviser of $0.11, $0.08 and $0.04, respectively.
              (5) Includes reimbursement of operating expenses by investment adviser of $0.11, $0.08 and $0.04, respectively.
              (6) Distributions are made in accordance with the prospectus;
                  however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
              (7) Computed using average shares outstanding.


56 Phoenix Duff & Phelps Institutional Mutual Funds

-----------------------------------------------



               Phoenix Duff & Phelps Institutional Real Estate Equity Securities Portfolio



                                                          Class X                                  Class Y
                                             -----------------------------------       ----------------------------------
                                                                  From Inception                           From Inception
                                               Year Ended           5/1/97 to            Year Ended           5/1/97 to
                                                12/31/98            12/31/97              12/31/98            12/31/97
                                             --------------      --------------         -------------       -------------
  Net asset value, beginning of period           $11.96            $ 10.00                 $ 11.96             $10.00
  Income from investment operations:(5)
  Net investment income                            0.47(#)(#)         0.39(3)                 0.46(#)(#)          0.34(4)
  Net realized and unrealized gain                (2.89)              1.96                   (2.91)               2.00
                                                -------            -------                 -------             -------
   Total from investment operations               (2.42)              2.35                   (2.45)               2.34
                                                -------            -------                 -------             -------
  Less Distributions
  Dividends from net investment income            (0.48)             (0.35)                  (0.42)              (0.34)
  Dividends from net realized gains                  --              (0.04)                     --               (0.04)
                                                -------            -------                 -------             -------
   Total distributions                            (0.48)             (0.39)                  (0.42)              (0.38)
                                                -------            -------                 -------             -------
  Change in net asset value                       (2.88)              1.96                   (2.87)               1.96
                                                -------            -------                 -------             -------
  Net asset value, end of period                  $9.08             $11.96                   $9.09              $11.96
                                                =======            =======                 =======             =======
  Total return                                   (20.53)%            23.70%(2)              (20.69)%             23.55%(2)
  Ratios/supplemental data:
  Net assets, end of period (thousands)         $19,697            $15,791                    $678                $855
  Ratio to average net assets of:
   Operating expenses                              0.88%              0.90%(1)                1.13%               1.15%(1)
   Net investment income(5)                        4.54%              4.75%(1)                4.39%               4.51%(1)
  Portfolio turnover                                 15%                 4%(2)                 15%                   4%(2)



              ----------------

              (1) Annualized.
              (2) Not annualized.
              (3) Includes reimbursement of operating expenses by investment adviser of $0.11 and $0.16, respectively.
              (4) Includes reimbursement of operating expenses by investment adviser of $0.11 and $0.16, respectively.
              (5) Distributions are made in accordance with the prospectus;
                  however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
              (6) Computed using average shares outstanding.


                             Phoenix Duff & Phelps Institutional Mutual Funds 57

-----------------------------------------------



               Phoenix Duff & Phelps Institutional Managed Bond Portfolio



                                                                         Class X
                                            ---------------------------------------------------------------
                                                                                             From Inception
                                                            Years Ended                        3/1/96 to
                                              12/31/98                     12/31/97            12/31/96
                                            --------------                 --------           -----------
  Net asset value, beginning of period              $33.17                $33.98              $33.84
  Income from investment operations:
  Net investment income                               2.26 (3)(5)           2.37(3)(4)          2.03(3)(4)
  Net realized and unrealized gain                   (1.58)                 0.85                0.69
                                                  --------               -------             -------
   Total from investment operations                   0.68                  3.22                2.72
                                                  --------               -------             -------
  Less Distributions:
  Dividends from net investment income               (2.09)                (2.42)              (1.96)
  Dividends from net realized gains                     --                 (1.43)              (0.61)
                                                  --------               -------             -------
  In excess of net investment income                 (0.16)                (0.18)              (0.01)
                                                  --------               -------             -------
   Total distributions                               (0.13)                (4.03)              (2.58)
                                                  --------               -------             -------
  Change in net asset value                          (2.38)                (0.81)               0.14
                                                  --------               -------             -------
  Net asset value, end of period                    $31.47                $33.17              $33.98
                                                  ========               =======             =======
  Total return(2)                                     1.99%                 9.75%               8.24%(2)
  Ratios/supplemental data:
  Net assets, end of period (thousands)           $113,273               $72,747             $71,482
  Ratio to average net assets of:
   Operating expenses                                 0.55%                 0.55%               0.55%(1)
   Net investment income                              6.89%                 6.92%               7.15%(1)
  Portfolio turnover                                   105%                  176%                199%(2)



              ----------------
              (1) Annualized.
              (2) Not annualized.
              (3) Includes reimbursement of operating expenses by investment adviser of $0.07, $0.08 and $0.09 per share, respectively.
              (4) Computed using average shares outstanding.


58 Phoenix Duff & Phelps Institutional Mutual Funds

-----------------------------------------------



               Phoenix Duff & Phelps Institutional Managed Bond Portfolio



                                                                             Class Y
                                                    ---------------------------------------------------------
                                                                                               From Inception
                                                               Years Ended                       3/1/96 to
                                                    12/31/98                  12/31/97            12/31/96
                                                    --------                  --------         --------------
  Net asset value, beginning of period                $33.18                   $33.97             $33.84
  Income from investment operations:
  Net investment income                                 2.18 (3)(4)              2.27 (3)(4)        1.98(3)(4)
  Net realized and unrealized gain (loss)              (1.59)                    0.88              0.66
                                                     -------                   ------             ------
   Total from investment operations                     0.59                     3.15               2.64
                                                     -------                   ------             ------
  Less Distributions:
  Dividends from net investment income                 (2.02)                   (2.33)             (1.89)
  Dividends from net realized gains                       --                    (1.43)             (0.61)
                                                     -------                   ------             ------
  In excess of net investment income                   (0.15)                   (0.18)             (0.01)
                                                     -------                   ------             ------
   Total distributions                                 (2.30)                   (3.94)             (2.51)
                                                     -------                   ------             ------
  Change in net asset value                            (1.71)                   (0.79)              0.13
                                                     -------                   ------             ------
  Net asset value, end of period                      $31.47                   $33.18             $33.97
                                                     =======                   ======             ======
  Total return(4)                                       1.72%                    9.52%              7.98%(2)
  Ratios/supplemental data:
  Net assets, end of period (thousands)               $7,491                   $6,725             $7,010
  Ratio to average net assets of:
   Operating expenses                                   0.80%                    0.80%              0.80%(1)
   Net investment income                                6.63%                    6.65%              6.91%(1)
  Portfolio turnover                                     105%                     176%               199%(2)



              ----------------
              (1) Annualized.
              (2) Not annualized.
              (3) Includes reimbursement of operating expenses by investment adviser of $0.07, $0.08 and $0.09 per share, respectively.
              (4) Computed using average shares outstanding.


                             Phoenix Duff & Phelps Institutional Mutual Funds 59

-----------------------------------------------



               Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio



                                                                     Class X
                                              -------------------------------------------------------
                                                                                        From Inception
                                                         Years Ended                     7/19/96 to
                                                12/31/98              12/31/97             12/31/96
                                                --------              --------          --------------
  Net asset value, beginning of period             $9.95                $9.95              $9.95
  Income from investment operations:(4)
  Net investment income                             0.55 (3)             0.58(3)(5)         0.26(3)
  Net realized and unrealized gain (loss)          (0.03)                  --                 --
                                                 -------               ------              ----
   Total from investment operations                 0.52                 0.58               0.26
                                                 -------               ------              -----
  Less Distributions
  Dividends from net investment income             (0.54)               (0.58)             (0.26)
   Total distributions                             (0.56)               (0.58)             (0.26)
                                                 -------               ------             ------
  Change in net asset value                        (0.04)                  --                 --
                                                 -------               ------             ------
  Net asset value, end of period                   $9.91                $9.95              $9.95
                                                 =======               ======             ======
  Total return                                      5.34%                6.03%              2.57%(2)
  Ratios/supplemental data:
  Net assets, end of period (thousands)          $19,076              $75,269           $122,010
  Ratio to average net assets of:
   Operating expenses                               0.37%                0.34%              0.34%(1)
   Net investment income                            5.64%                5.84%              5.68%(1)
  Portfolio turnover                                 264%                 177%               122%(2)



              ----------------
              (1) Annualized.
              (2) Not annualized.
              (3) Includes reimbursement of operating expenses by investment adviser of $0.02 and less than $0.01, respectively.
              (4) Distributions are made in accordance with the prospectus;
                  however, class level per share income from investment
                  operations may vary from anticipated results depending on the timing of share purchases and redemptions.
              (5) Computed using average shares outstanding.


60 Phoenix Duff & Phelps Institutional Mutual Funds

-----------------------------------------------



               Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio



                                                                     Class Y
                                                 ---------------------------------------------------
                                                                                      From Inception
                                                         Years Ended                    11/1/96 to
                                                 12/31/98            12/31/97           12/31/96
                                                 --------            --------         --------------
  Net asset value, beginning of period             $9.95                $9.95            $9.97
  Income from investment operations:(4)
  Net investment income                             0.51(3)              0.56(3)(5)       0.09(3)
  Net realized and unrealized gain (loss)          (0.03)                  --            (0.02)
                                                   -----               ------           ------
   Total from investment operations                 0.48                 0.56             0.07
                                                   -----               ------           ------
  Less Distributions
  Dividends from net investment income             (0.51)               (0.56)           (0.09)
   Total distributions                             (0.01)               (0.56)           (0.09)
                                                   -----               ------           ------
  Change in net asset value                        (0.01)                  --            (0.02)
                                                   -----               ------           ------
  Net asset value, end of period                   $9.90                $9.95            $9.95
                                                   =====               ======           ======
  Total return                                      5.08%                5.75%            0.71%(2)
  Ratios/supplemental data:
  Net assets, end of period (thousands)             $459               $2,014           $1,504
  Ratio to average net assets of:
   Operating expenses                               0.63%                0.59%           0.59%(1)
   Net investment income                            5.35%                5.59%           5.58%(1)
  Portfolio turnover                                 264%                 177%            122%(2)



              ----------------
              (1) Annualized.
              (2) Not annualized.
              (3) Includes reimbursement of operating expenses by investment adviser of $0.02 and less than $0.01, respectively.
              (4) Distributions are made in accordance with the prospectus;
                  however, class level per share income from investment
                  operations may vary from anticipated results depending on the timing of share purchases and redemptions.
              (5) Computed using average shares outstanding.


                             Phoenix Duff & Phelps Institutional Mutual Funds 61

               Additional Information
-------------------------------------


     Statement of Additional Information


     The fund has filed a Statement of Additional Information about the fund,
     dated           , 1999 with the Securities and Exchange Commission. The
     Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:



       o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or


       o by calling (800) 814-1897.



     You may also obtain information about the fund from the Securities and Exchange Commission:


       o through its internet site (http://www.sec.gov),

       o by visiting its Public Reference Room in Washington, DC or

       o by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).


        Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


     Shareholder Reports


     The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from January 1 through December 31. You may request a free copy of the fund's Annual and Semiannual Reports:



       o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or


       o by calling (800) 814-1897.


                       Customer Service: (800) 814-1897
                           Marketing: (800) 814-1897
                        Telephone Orders: (800) 814-1897

                 Telecommunication Device (TTY): (800) 243-1926

     SEC File Nos. 33-80057 and 811-9140

     [recycled logo[ Printed on recycled paper using soybean ink

62 Phoenix Duff & Phelps Institutional Mutual Funds

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS


                               101 Munson Street
                        Greenfield, Massachusetts 01301
                                 (800) 814-1897


                      Statement of Additional Information

                                       , 1999

     This Statement of Additional Information is not a prospectus but expands upon and supplements the information contained in the current Prospectus of the
Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund"), dated     , 1999
and should be read in conjunction with it. A copy may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 814-1897, or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.



                               TABLE OF CONTENTS



                                              PAGE
                                              ----
THE FUND ...................................    2
INVESTMENT OBJECTIVES AND POLICIES .........    2
INVESTMENT RESTRICTIONS ....................   11
PERFORMANCE INFORMATION ....................   14
PERFORMANCE COMPARISONS ....................   15
PORTFOLIO TURNOVER .........................   16
THE INVESTMENT ADVISERS ....................   16
SERVICES OF THE ADMINISTRATOR ..............   17
BROKERAGE ALLOCATION .......................   18
DETERMINATION OF NET ASSET VALUE ...........   18
HOW TO BUY SHARES ..........................   19
HOW TO REDEEM SHARES .......................   20
DIVIDENDS, DISTRIBUTIONS AND TAXES .........   22
THE DISTRIBUTOR ............................   23
DISTRIBUTION PLAN ..........................   24
MANAGEMENT OF THE FUND .....................   25
ADDITIONAL INFORMATION .....................   35
APPENDIX ...................................   37


PDP 039B (5/98)

                                   THE FUND


     Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is an open-end management investment company which was organized under Massachusetts law on December 4, 1995 as a business trust. Prior to March 1, 1996, the Managed Bond and Growth Stock Portfolios existed as the Managed Bond Account ("Separate Account P") and Growth Stock Account ("Separate Account S"), respectively, separate investment accounts of Phoenix Home Life Mutual Insurance Company pursuant to the insurance laws of the State of New York and the laws of other States. Prior to July 19, 1996, the Enhanced Reserves Portfolio existed as Duff & Phelps Enhanced Reserves Fund, a series of Duff & Phelps Mutual Funds. The Fund is a diversified, open-end management investment company whose shares are presently offered in five separate portfolios, all of which are described here. Each portfolio generally operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals.


                      INVESTMENT OBJECTIVES AND POLICIES


     The investment objectives and policies of each Portfolio are described in the prospectus. The following discussion supplements the description of the Portfolio's investment policies and investment techniques information contained in the prospectus.


     The investment objective of each Portfolio is deemed to be a fundamental policy and may not be changed without the approval of the shareholders of that Portfolio. Investment restrictions described in this Statement of Additional Information are fundamental policies of the Fund and may not be changed as to any Portfolio without the approval of the Portfolio's shareholders.

Money Market Instruments.
     Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

     Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

     Banker's Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

     Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.


     U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.


     Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund's custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 as amended (the "1940 Act").

     Reverse Repurchase Agreements. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Bank Obligations. For purposes of a Portfolio's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

     Municipal Obligations. Municipal Obligations include debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.


     The two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of such bonds is a function of the economic viability of such facility or revenue source. The Managed Bond and Enhanced Reserves Portfolios may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.


     Certain types of Municipal Obligations (private activity bonds) are or have been issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued by privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Obligations. For example, under the Federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Dividends paid by the Portfolio that are derived from interest of Municipal Obligations would be taxable to the Portfolio shareholders for Federal income tax purposes.

     Insured Municipal Obligations. Certain of the Municipal Obligations held by a Portfolio may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

     Stand-By Commitments. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying Municipal Obligation. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.

     When-Issued and Delayed Delivery Transactions. When a Portfolio agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside cash, U.S. Government securities or other liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Portfolio will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. Because a Portfolio will set aside cash or liquid high-grade debt securities in the manner described, the Portfolio's liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or delayed delivery commitments ever exceeded 25% of the value of its assets. In the case of a delayed delivery of the sale of portfolio securities, the Portfolio's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

     A Portfolio will make commitments to purchase securities on a when-issued basis or delayed delivery basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss. When a Portfolio engages in when-issued and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


     The value of the securities underlying a when-issued purchase or a delayed delivery to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Portfolio's net asset value starting on the day a Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Portfolio makes a delayed delivery of the sale of securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.



     Securities and Index Options. The Enhanced Reserves Portfolio may write covered call options and purchase call and put options. Options and the related risks are summarized below.



     Writing and Purchasing Options. Call options written by a Portfolio normally will have expiration dates between three and nine months from the date written. During the option period a Portfolio may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Portfolio to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Portfolio effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Portfolio has received an exercise notice.


     The exercise price of a call option written by a Portfolio may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.


     A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.


     Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. A Portfolio may write call options and purchase call and put options on any other indices traded on a recognized exchange.


     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Portfolio, to prevent an underlying security from being called, or to enable a Portfolio to write another call option with either a different exercise price or expiration date or both. A Portfolio may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Portfolio expires unexercised, a Portfolio will realize a gain in the amount of the premium on the option less the commission paid.


     The option activities of a Portfolio may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Portfolio will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.


     Limitations on Options. A Portfolio may write call options only if they are covered and if they remain covered so long as a Portfolio is obligated as a writer. If a Portfolio writes a call option on an individual security, a Portfolio will own the underlying security at all times during the option period. A Portfolio will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Portfolio will be "covered" by identifying the specific portfolio securities being hedged.

     To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Portfolio, a Portfolio will be required to deposit qualified securities. A "qualified security" is a security against which a Portfolio has not written a call option and which has not been hedged by a Portfolio by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Portfolio will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is "in-the-money" at the time the call is written, a Portfolio will pledge with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount pledged may be applied to a Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.


     The Enhanced Reserves Portfolio may invest up to 2% of its total assets in exchange-traded call and put options. The Portfolio may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid. In connection with a Portfolio qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Portfolio's ability to enter into option transactions may apply from time to time.


     Risks Relating to Options. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The risk of purchasing a call option or a put option is that a Portfolio may lose the premium it paid plus transaction costs. If a Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Portfolio will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

     Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Portfolio or all of the Portfolios, in the aggregate.

     Risks of Options on Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Portfolio will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Portfolio of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Portfolio. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Portfolio will write call options on indices only subject to the limitations described above.

     Price movements in securities in a Portfolio's holdings will not correlate perfectly with movements in the level of the index and, therefore, a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of a Portfolio's portfolio securities. It is also possible that the index may rise when the value of a Portfolio's holdings securities does not. If this occurred, the Portfolio would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

     Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Portfolio will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Portfolio fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Portfolio's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

     When a Portfolio has written a call on an index, there is also a risk that the market may decline between the time a Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Portfolio is able to sell securities in its portfolio. As with options on portfolio securities, a Portfolio will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Portfolio would be able to deliver the underlying security in settlement, a Portfolio may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


     Financial Futures and Related Options. Each Portfolio may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Portfolio's holdings may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Portfolio may wish to purchase in the future by purchasing futures contracts.


     A Portfolio may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation when a Portfolio purchases or sells a security, no security is delivered or received by a Portfolio upon the purchase or sale of a financial futures contract. Initially, a Portfolio will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. A Portfolio will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.


     Limitations on Futures Contracts and Related Options. A Portfolio may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Portfolio may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on a Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 2% (5% for the Real Estate Equity Securities Portfolio) of the market value of a Portfolio's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus a Portfolio's initial margin deposit with respect thereto will be deposited in a pledged account with a Portfolio's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which a Portfolio may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.


     Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Portfolio will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Portfolio would continue to be required to make daily margin payments. In this situation, if a Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Portfolio's ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's portfolio turnover rate.

     The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, a Portfolio may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Portfolio's return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Portfolio has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Portfolio's holdings may decline. If this occurred, a Portfolio would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Portfolio then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Portfolio will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Portfolio while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities. The loss from investing in futures transactions is potentially unlimited.


     Foreign Securities. Each Portfolio may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 15% of the total net asset value of the Growth Stock Portfolio and 10% of the total assets of the Core Equity Portfolio, will not exceed 20% of the total net asset value of the Enhanced Reserves Portfolio or 35% of the total net asset value of the Managed Bond Portfolio. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.


     The Fund may use a foreign custodian or sub-custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


     Mortgage-Related Securities. Each Portfolio (other than the Growth Stock Portfolio) may invest in Mortgage-Related Securities (as defined in the Prospectus), including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a Mortgage-Related Security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.


     Government securities with nominal remaining maturities in excess of 3-1/2 years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of 3-1/2 years or less so as to be permissible investments for the Fund as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

     Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans. In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

     The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.


     Lending Portfolio Securities. In order to increase its return on investments, each Portfolio may make loans of the portfolio securities as long as the market value of the loaned securities does not exceed 25% (33.3% for Core Equity Portfolio) of the value of that Portfolio's total assets. Loans of portfolio securities will always be fully collateralized at no less than 102% (100% for Core Equity Portfolio) of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.


     Lower Rated Fixed Income Securities. In the event that an issuer of securities held by a Portfolio experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Portfolio may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Portfolio's portfolio securities relate. Further, the Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Portfolio may be unable to obtain full recovery thereof.

     To the extent there is no established secondary market for some of the medium and lower grade income securities in which the Portfolio may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity or in the absence of readily available market quotations for medium and lower grade income securities held in the Portfolio's holdings, the ability of the Investment Adviser to value the Portfolio's securities becomes more difficult and the Investment Adviser's use of judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. Further, the Portfolio may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established secondary market does exist.

     Many medium and lower grade income securities are not listed for trading on any national securities exchange, and many issuers of medium and lower grade income securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unrated or unlisted securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. To the extent that the Portfolio invests in unrated or unlisted medium and lower grade income securities, the ability of the Adviser to evaluate the credit risk of such securities may play a greater role in the ability of the Portfolio to achieve its investment objective.


     The Adviser seeks to minimize the risks involved in investing in medium and lower grade income securities through portfolio diversification, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Portfolio will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although the Adviser's internal business and default risk analysis is independent of the credit ratings of S&P, Moody's or D&P (or other nationally recognized statistical rating organization), the Adviser may consider such ratings in evaluating income securities. Achievement by the Portfolio of its investment objective will be more dependent on the credit analysis of the Adviser than is the case for investment companies with investment objectives similar to the Portfolio's that are more reliant on such rating organizations in selecting portfolio securities.

     Investment in Other Investment Companies. The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Portfolio's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.

     Leverage. The Core Equity Portfolio may borrow for temporary, extraordinary or emergency purposes. The Portfolio will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Portfolio (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed. The effect of this provision is to permit the Portfolio to borrow up to 33-1/3% of the total assets (not including any borrowings) of the Portfolio. If, due to market fluctuations or other reasons, the value of the Portfolio's assets computed as provided above becomes at any time less than three times the amount of the borrowings, the Portfolio, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

     Interest on money borrowed will be an expense of the Portfolio with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of the Portfolio is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial. Bank borrowings must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio with respect to which the borrowing has been made.

     Forward Foreign Currency Exchange Contracts. (Core Equity Portfolio) A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     The Core Equity Portfolio does not intend to enter into such forward contracts if it would have more than 5% of the value of its net assets committed to the initial margin and option premiums on such contracts on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Portfolio. The Portfolio's custodian bank will pledge any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, in an amount not less than the value of the Portfolio's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Portfolio's commitments with respect to such contracts. Generally, the Portfolio does not enter into forward contracts with a term longer than one year.

     Foreign Currency Options. (Core Equity Portfolio) A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Portfolio against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Portfolio had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Portfolio would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

     Foreign Currency Futures Transactions. (Core Equity Portfolio) The Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Portfolio may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

     Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

     Regulatory Restrictions. (Core Equity Portfolio) To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, the Portfolio will maintain in a pledged account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of such contracts.

     The Portfolio may enter into futures contracts, provided that such obligations represent no more than 20% of the Portfolio's net assets. Under the Commodity Exchange Act, a Portfolio may enter into futures and options transactions for hedging purposes with regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of a Portfolio's net assets. To the extent required by law, the Portfolio will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options.

     Derivative Investments. (Core Equity Portfolio) In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Portfolio anticipates increasing its exposure, the Portfolio may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Portfolio to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.


                            INVESTMENT RESTRICTIONS

     Fundamental policies as they affect any Portfolio cannot be changed without the approval vote of a majority of the outstanding shares of such Portfolio, which is the lesser of (i) 67% or more of the voting securities of such Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Portfolio affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund.

Managed Bond, Enhanced Reserves and Growth Stock Portfolios Only
     The following investment restrictions are fundamental policies of the Fund with respect to all the above-named Portfolios and may not be changed except as described above. Each Portfolio may not:


      1. Purchase for such Portfolio securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of such Portfolio's total assets (taken at market value) would be invested in the securities of such issuer or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by such Portfolio or by all Portfolios of the Fund in the aggregate.


      2. Concentrate the portfolio investments of any Portfolio in any one industry. To comply with this restriction, no security may be purchased for a Portfolio if such purchase would cause the value of the aggregate investment of such Portfolio in any one industry to exceed 25% of that Portfolio's total assets (taken at market value). However, the Managed Bond Portfolio may invest up to 80% of that Portfolio's total assets in corporate debt securities. Provided further, the foregoing restrictions shall be inapplicable to investments in tax-exempt securities issued by government or political subdivisions of governments.


      3. Act as securities underwriter except as it technically may be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

      4. Purchase securities on margin, but it may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

      5. Make short sales of securities or maintain a short position.

      6. Make cash loans, except that the Fund may (i) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not, and (ii) enter into repurchase agreements, provided that no more than 15% of any Portfolio's net assets (taken at market value) may be subject to repurchase agreements maturing in more than seven days.

      7. Make securities loans, except that the Portfolios may make loans of the portfolio securities of any such Portfolio, provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Portfolio.


      8. Make investments in real estate, real estate limited partnerships or commodities or commodity contracts, although (i) the Fund may purchase securities of issuers which deal in real estate or commodities and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts and (ii) any Portfolio may engage in transactions in financial futures contracts and related options, provided that the sum of the initial margin deposits on such Portfolio's existing futures positions and the premiums paid for related options would not exceed in the aggregate 2% of such Portfolio's total assets.


      9. Invest in oil, gas or other mineral leases, although the Fund may purchase securities of issuers which engage in whole or in part in such activities.


     10. Invest in puts, calls, straddles and any combination thereof, except that the Enhanced Reserves Portfolio may (i) write (sell) exchange-traded covered call options on portfolio securities and on securities indices and engage in related closing purchase transactions and (ii) invest up to 2% of its total assets in exchange-traded call and put options on securities and securities indices.

     11. Purchase securities of companies for the purpose of exercising management or control.

     12. Participate in a joint or joint and several trading account in securities.

     13. Purchase or retain securities of any issuer if any officer or Trustee of the Fund, or officer or director of its investment adviser, owns beneficially more than 1/2 of 1% of the outstanding securities or shares, or both, of such issuer and all such persons owning more than 1/2 of 1% of such securities or shares together own beneficially more than 5% of such securities or shares.

     14. Borrow money, except that the Fund may (i) borrow money for any Portfolio for temporary administrative purposes provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Portfolio and (ii) borrow money for any Portfolio for investment purposes, provided that any such borrowing for investment purposes with respect to any such Portfolio is (a) authorized by the Trustees prior to any public distribution of the shares of such Portfolio or is authorized by the shareholders of such Portfolio thereafter, (b) is limited to 33-1/3% of the value of the total assets (taken at market value) of such Portfolio, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Portfolio with respect to which the borrowing has been made.

     15. Pledge, mortgage or hypothecate the assets of any Portfolio to an extent greater than 10% of the total assets (taken at market value) of such Portfolio to secure borrowing made pursuant to the provisions of item 15 above.


     16. Issue senior securities except to the extent that it is permitted to
(a) borrow money from banks pursuant to the Fund's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts, foreign currency futures contracts and options thereon as described in the Fund's Prospectus and this Statement of Additional Information.

     17. Invest more than 5% of a Portfolio's net assets, valued at the lower of cost or market, in warrants or rights. Included within that amount, but not to exceed 2% of the value of a Portfolio's net assets, may be warrants not listed on the New York or American Stock Exchange.


     The Fund may purchase illiquid securities, including repurchase agreements providing for settlement more than seven days after notice and restricted securities (securities that must be registered with the Securities and Exchange Commission before they can be sold to the public) deemed to be illiquid, but such securities will not constitute more than 15% of each Portfolio's net assets. The Board of Trustees, or the Adviser acting at its direction, values these securities, taking into consideration quotations available from broker-dealers and pricing services and other information deemed relevant.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions.

Real Estate Equity Securities Portfolio Only
     The following investment restrictions are fundamental policies of the Real Estate Equity Securities Portfolio and may not be changed except as described above. The Portfolio may not:

 (1) issue senior securities, as such term is defined in the Investment Company Act of 1940, as amended, except as otherwise provided herein;

 (2) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided, however, the deposit or payment of an initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin;

 (3) borrow money in excess of 25% of the value of its total assets, or pledge its assets to an extent greater than 3% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure or for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call options or in connection with the purchase or sale of financial futures contracts and related options shall not be deemed to be a pledge or other encumbrance;

 (4) engage in the business of underwriting the securities of others;

 (5) concentrate its investments in the securities of issuers all of which conduct their principal business activities in the same industry provided that this restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or issuers principally engaged in the real estate industry as defined by the Adviser from time to time;

 (6) make any direct investment in real estate, real estate mortgage loans and/or commodities, except that the Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, or issued by companies which deal in real estate including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options do not exceed 5% of the Fund's total assets; and

 (7) make loans, except that the Fund may (a) invest up to 15% of its total assets in repurchase agreements of a type regarded as "liquid" which are fully collateralized as to principal and interest and which are entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets.

     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Fund's assets will not be considered violate of the restriction.


Core Equity Portfolio Only

     The following investment restrictions constitute fundamental policies of the Core Equity Portfolio which may be changed only upon approval by the holders of a majority of the outstanding shares of the Portfolio. The Portfolio may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of that issuer.

 (2) Purchase the securities of any one issuer if immediately after such purchase the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

 (3) Borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not exceeding 33-1/3% of the market value of the Portfolio's total assets, so that immediately after any such borrowing asset coverage of at least 300% for all such borrowings exists. To secure any such borrowing, the Portfolio may not mortgage, pledge, or hypothecate in excess of 33-1/3% of the value of its total assets. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

 (4) Act as an underwriter of securities issued by others.

 (5) Purchase real estate, real estate mortgage loans, interests in real estate limited partnerships, or interests in oil, gas or mineral exporation or development programs or leases, provided that this limitation shall not prohibit (i) the purchase of U.S. Government securities and other debt securities secured by real estate or interests therein; (ii) the purchase of marketable securities issued by companies or investment trusts that deal in real estate or interests therein; or (iii) purchase of marketable securities issued by companies or other entities or investment vehicles that engage in businesses relating to the development, exploration, mining, processing or distributing of oil, gas, or minerals.

 (6) Engage in any short-selling operations (except by selling futures contracts).

 (7) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees or in connection with purchase of debt securities in accordance with the Portfolio's investment objective and policies.

 (8) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Portfolio at any time in units or attached to securities are not subject to this restriction.

 (9) Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions, provided that the Portfolio may make initial and variation margin payments in connection with purchases or sales of futures contracts.

 (10) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except for notes or other evidences of indebtedness permitted under investment restriction (3) and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed delivery basis might be deemed such.

 (11) Except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by the Adviser, or any affiliates, if, immediately after such purchase or acquisition, more than 10% of the value of the Portfolio's total assets would be invested in such securities in the aggregate, or more than 5% in any one such security.

 (12) Purchase or retain securities of any issuer if, to the knowledge of the Trust's management, those officers and Trustees of the Trust and of its adviser, who each own beneficially more than 0.50% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

 (13) Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Portfolio would then be invested in such securities.

 (14) Invest in the securities of any one issuer if, immediately after such purchase, 25% or more of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

 (15) Invest in securities which are not readily marketable or the disposition of which is restricted under federal securities laws (collectively "illiquid securities") if, as a result, more than 5% of the Portfolio's net assets would be invested in illiquid securities.

     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Portfolio's assets will not be considered a violation of the restriction with the exception of the Portfolio's borrowing policy as described in restriction (3), above.


                            PERFORMANCE INFORMATION

     Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and/or as total return of any Portfolio.

     Quotations of yield for the Managed Bond, Enhanced Reserves, and Real Estate Equity Securities Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Fund expenses and expenses applicable to each particular Portfolio) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Portfolio on the last day of the period, according to the following formula:



     YIELD = 2[((a-b)) + 1)(6) - 1]
               -------
                 cd

 where,
     a = dividends and interest earned during the period by the Portfolio, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
     d = the maximum offering price per share on the last day of the period.



                      30-DAY YIELD AS OF DECEMBER 31, 1998



        Portfolio                       Class X     Class Y
        ---------                       -------     -------
        Managed Bond                      --%         --%
        Enhanced Reserves                 --%         --%
        Real Estate Equity Securities     --%         --%



     Total return is a measure of the change in value of an investment in a Portfolio over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of a Portfolio owned at the end of the period by the net asset value on the last trading day of the period; (3) assuming maximum sales charge deducted and reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Portfolio was in effect if a Portfolio has not been in existence for at least ten years.



     Except as above stated, standardized quotations of average annual total return for each class of shares of each Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class X or Class Y Shares of each Portfolio over a period of 1, 5, and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses of such Portfolio (on an annual basis), and assume that all dividends and distributions are reinvested when paid. It is expected that the performance of Class X Shares shall be better than that of Class Y Shares as a result of lower distribution fees and certain incrementally lower expenses paid by Class X Shares. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures.


     Performance information for the Portfolio (and each Class thereof) reflects only the performance of a hypothetical investment in a Class X or Class Y of a Portfolio during the particular time period in which the calculations are based. Performance information is not an indication of future performance. Performance information should be considered in light of a particular Portfolio's investment objectives and policies, characteristics and qualities of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Investment results will vary from time to time and are not identical to the past portfolio investments of those Portfolios which previously existed as separate accounts.

     The manner in which total return will be calculated for public use is described above. The following table contains total return figures involving the Managed Bond and Growth Stock Portfolios based on each such Portfolio's past performance as a separate investment account of Phoenix Home Life Mutual Insurance Company, for periods before the Fund's registration statement became effective (March 1, 1996). This performance data may be relevant as each such separate account was managed, in all material respects, using substantially the same investment objectives, policies and restrictions as those used by such Portfolio. These separate investment accounts were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If these separate investment accounts had been registered under the 1940 Act, the separate investment accounts' performance may have been adversely affected. Standardized average annual total return of each Class shall be calculated for the preceding one, five and ten year periods (or since inception of the applicable separate account if it has been in existence less than five or ten years) by including the corresponding separate account's total return calculated in accordance with formulas specified by the Securities and Exchange Commission. The performance of the separate accounts has been restated to reflect the deduction of the fees and expenses of the classes of the corresponding Portfolio described in the Prospectus. Performance data for the Enhanced Reserves Portfolio is based on the Portfolio's past performance as the Enhanced Reserves Fund (a series of Duff & Phelps Mutual Funds) prior to July 19, 1996.


              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998



                                                  Periods Ended
                                 ------------------------------------------------
                                                                    10 Years or
                                   1 Year          5 Years        Since Inception
                                   ------          -------        ---------------
Core Equity
 Class X                              N/A             N/A                    (1)
 Class Y                              N/A             N/A                    (1)
Growth Stock
 Class X                            25.76           15.52                17.04
 Class Y                            25.46           15.23                16.75
Real Estate Equity Securities
 Class X                               --             N/A                    (2)
 Class Y                               --             N/A                    (2)
Managed Bond
 Class X                             9.75%           8.83%                9.52%
 Class Y                             9.52            8.56                 9.25
Enhanced Reserves
 Class X                             6.03             N/A                5.85(3)
 Class Y                             5.75             N/A                5.45(4)


-----------

(1) Inception date 4/14/98
(2) Inception date 5/1/97
(3) Inception date 6/27/94
(4) Inception date 11/1/96



NOTE: Average annual total return assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


                            PERFORMANCE COMPARISONS

     Each Portfolio may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, a Portfolio or Class of Portfolio may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, Pensions & Investments, Institutional Investor, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, and Personal Investor. A Portfolio may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers 1-3 year Government Bond Index, IBC Donoghue Money Fund Report, Merrill Lynch 1 year Treasury Bill, Lehman Brothers Corporate Index and T-Bond Index.

     Advertisements, sales literature, and other communications may contain information about the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance, including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Lehman Brothers 1-3 year Government Bond Index, IBC Donoghue Money Fund Report, Merrill Lynch 1 year Treasury Bill, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.


                              PORTFOLIO TURNOVER


     Each Portfolio has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment.



                            THE INVESTMENT ADVISERS

     The offices of Phoenix Investment Counsel, Inc. ("PIC") are located at 56 Prospect Street, Hartford, Connecticut 06115. The offices of Duff & Phelps Investment Management Co, Inc. ("DPIM") are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.


     All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). DPIM is also a subsidiary of PXP. PXP is an indirect, less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut.


     The Advisers provide certain services and facilities required to carry on the day-to-day operations of the Fund (for which they receive a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Underwriter purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes at printer's over-run cost); insurance expense; association membership dues; brokerage fees; and taxes.

     All costs and expenses (other than those specifically referred to as being borne by the Advisers) incurred in the operation of the Fund are borne by the Fund. Each Portfolio pays expenses incurred in its own operation and also pays a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolio, except where an allocation using an alternative method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

     The investment advisory agreements provide that the Advisers shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisers in the performance of its duties thereunder.

     As full compensation for the services and facilities furnished to the Fund, the Advisers are entitled to a fee, payable monthly, as described in the Prospectus. There is no assurance that the Fund will reach net asset levels high enough to realize reductions in the rates of the advisory fees. Any reduction in the rate of the advisory fee on all Portfolios will be prorated among the Portfolios in proportion to their respective averages of the aggregate daily net asset values for the period for which the fee had been paid.


     As full compensation for the services and facilities furnished to the Real Estate Equity Securities Portfolio, the Adviser is entitled to a fee. The basic monthly advisory fee payable to the Adviser is subject to a performance adjustment based upon the Portfolio's annual performance as compared to certain prescribed benchmarks. The basic monthly fee will therefore increase or decrease by .005% for every .10% after the first .50% in which Portfolio performance (calculated at the highest total return of the Portfolio based on the methods described in the Prospectus and in this Statement of Additional Information) on a rolling twelve month basis is higher or lower than that of the NAREIT Equity Total Return Index. In no event will the increase or decrease in any one twelve month period exceed .10%. There will be no performance adjustment in the first twelve months following inception of the Portfolio. The following chart describes the total fees which would be applicable:




--------------------------------------------------------------------------------
[FOR EDGAR PURPOSES ONLY: In the following table each symbol is abbreviated as follows:]

[LT]  = Less than
[LTE] = Less than or equal to
--------------------------------------------------------------------------------



                                                                                           Performance
            Rolling One Year Portfolio Return vs. NAREIT Index                Base Fee     Adjustment     Total Fee
            --------------------------------------------------                --------     -----------    ---------
(NAREIT Index -.50%) [LT]   Portfolio Return     [LT] (NAREIT Index  +.50%)      .50%        none        .50%
(NAREIT Index +.50%) [LTE]  Portfolio Return     [LT] (NAREIT Index  +.60%)      .50%        +0.005%     .505%
(NAREIT Index +.60%) [LTE]  Portfolio Return     [LT] (NAREIT Index  +.70%)      .50%        +0.01  %    .51%
          . . .
(NAREIT Index +2.40%)[LTE]  Portfolio Return                                     .50%        +0.1   %    .60%
(NAREIT Index -.60%) [LT]   Portfolio Return     [LTE] (NAREIT Index  -.50%)     .50%        -0.005%     .495%
(NAREIT Index -.70%) [LT]   Portfolio Return     [LTE] (NAREIT Index  -.60%)     .50%        -0.01%      .49%
          . . .
                            Portfolio Return     [LTE] (NAREIT Index -2.40%)     .50%        -0.10%      .40%



     The advisory agreements continue in force from year to year for all Portfolios, provided that, with respect to each Portfolio, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the Adviser, on sixty (60) days written notice.


     For the years ended December 31, 1996, 1997 and 1998, the Growth Stock Portfolio paid management fees to PIC in the amounts of $906,089, $515,459 and $383,128, respectively. For the years ended December 31, 1996, 1997 and 1998, the Managed Bond Portfolio paid management fees to PIC in the amounts of $258,587, $352,253 and $421,814, respectively. For the years ended December 31, 1996, 1997 and 1998, the Enhanced Reserves Portfolio paid management fees to DPIM in the amounts of $132,640, $211,566 and $142,030, respectively. For the years ended December 31, 1997 and 1998, the Real Estate Equity Securities Portfolio paid management fees to the Adviser in the amounts of $38,173 and $79,971, respectively. For the year ended December 31, 1998, the Core Equity Portfolio paid management fees to DPIM in the amount of $22,841.


                         SERVICES OF THE ADMINISTRATOR

     Duff & Phelp Investment Management Co. (the "Administrator") serves as administrator for the Real Estate Equity Securities Portfolio. Under the terms of the Administration Agreement, the Administrator will assist in maintaining office facilities, furnish clerical services, office supplies and stationery, provide advice and assistance on the general operations of the Portfolio, monitor and make recommendations concerning fidelity bond coverage, monitor compliance with the policies and limitations of the Portfolio as set forth in the Fund's governing documents, and prepare and/or coordinate all materials for the Board of Trustees' meetings. As compensation, the Administrator receives a fee, computed daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Portfolio.

     The Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by the Fund's Board of Trustees including a majority of the trustees who are not interested persons or by a vote of a majority of the outstanding voting securities of the Portfolio. The Agreement automatically terminates upon its assignment and may be terminated by either party at any time upon not less than 60 days written notice.

     For its services to the Portfolio as Administrator, Duff & Phelps received fees of $24,787 during the fiscal year ended December 31, 1998.

                             BROKERAGE ALLOCATION

     In effecting portfolio transactions for the Fund, the Advisers adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Advisers may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Advisers under their contracts with the Fund and may benefit both the Fund and other clients of the Advisers. Conversely, brokerage and research services provided by brokers to other clients of the Advisers may benefit the Fund.

     If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes.

     The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.

     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different form that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


     For the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid
brokerage commissions totalling $515,900, $425,169 and $       , respectively.



                       DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Portfolio is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Portfolio's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Portfolio is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the total number of outstanding shares of the Portfolio. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Portfolio, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Portfolio which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Portfolio. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Portfolio has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                               HOW TO BUY SHARES

     The Fund currently issues two classes of shares for each Portfolio. Class X Shares are available to Plans (as hereafter defined) and institutional investors which initially purchase Class X Shares of the Fund whose net asset value exceeds $5 million ($250,000 for the Real Estate Equity Securities Portfolio). Class Y Shares are offered to Plans and institutional investors which initially purchase Class Y Shares of the Fund whose net asset value exceeds $1 million ($250,000 for the Real Estate Equity Securities Portfolio). "Plans" are defined as corporate, public, union and governmental pension plans. Completed applications for the purchase of shares should be mailed to Phoenix Duff & Phelps Institutional Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The minimum subsequent investment for each class is $100. Shares are sold at the net asset value per share (as described below) next computed after a completed application or purchase order is received by State Street Bank and Trust Company together with good and sufficient funds therefor (certified checks, federal funds wires, and automated clearing house transactions ("ACH")). Completed orders received by State Street Bank and Trust Company or an authorized agent on a business day prior to the close of trading of the New York Stock Exchange (normally 4:00 PM eastern time) will be processed based on that day's closing net asset value. Shares purchased will be recorded electronically in book-entry form by the Transfer Agent. No share certificates are available. Sales of shares may be made through broker-dealers, pension consultants or other qualified financial agents/institutions.

     The minimum initial investment amounts for the purchase of either class of Fund shares shall be waived with respect to purchases by: (i) Plans and institutional investors who have been invested in certain separate investment accounts of Phoenix Home Life Mutual Insurance Company as of March 1, 1996;
(ii) trust companies, bank trust departments, broker-dealers financial planners and investment advisers for funds over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; or (iii) Plans and institutional investors where the amounts invested represent the redemption proceeds from the reorganization or merger of other investment companies.

     Equity Planning will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. Equity Planning intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination. No trail fees are payable to broker-dealers or others in connection with the purchase, sale or retention of Class X Shares.

     Equity Planning may pay broker-dealers and financial institutions exempt from registration pursuant to the Securities Exchange Act of 1934, as amended, and related regulations ("exempt financial institutions"), from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:




                                Payment to
      Purchase Amount          Broker-Dealer
      ---------------          -------------
$0 to $5,000,000                  0.50%
$5,000,001 to $10,000,000         0.25%
$10,000,001 or more               0.10%



     If part of any investment is subsequently redeemed within one year of the investment date, the broker/dealer or exempt financial institution will refund to Equity Planning any such amounts paid with respect to the investment. Equity Planning will sponsor training and educational meetings and provide to all qualifying agents, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Broker-dealers or exempt financial institutions other than Equity Planning may also levy customary additional charges to shareholders for their services in effecting transactions, if they notify the Fund of their intention to do so.

Exchange Privileges
     Shareholders may exchange Class X or Class Y Shares held in book-entry form for shares of the same class of other Portfolios of the Fund or any other "Affiliated Phoenix Fund" provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's principal place of business; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the shares to be acquired must equal or exceed the minimum initial or subsequent investment amount, as applicable, after the exchange is implemented; and (5) the shareholder is qualified to acquire Fund shares in accordance with the limitations described in this Prospectus. An "Affiliated Phoenix Fund" refers to the Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Advisers, Distributor or any of their corporate affiliates.

     The Fund reserves the right to refuse exchange purchases by any person or broker/dealer if, in the Fund's or Adviser's opinion, (a) the exchange would adversely affect the Fund's ability to invest according to its investment objectives and policies; (b) the Fund believes that a pattern of exchanges coincides with a "market timing" strategy; or (c) otherwise adversely affect the Fund and its shareholders. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving written notice to shareholders at least 60 days in advance. Shareholders are urged to review their constituent documents and relevant requirements in order to verify pertinent limitations imposed by retirement plan or group annuity contract exchange limits as well as restrictions imposed by governing law.

Market Timer Restrictions
     Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.

Telephone Exchange Privileges
     Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling 800-814-1897 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. The Telephone Exchange Privilege is available only in States where shares being acquired may be legally sold.

     If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Duff & Phelps Institutional Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit union, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.


                             HOW TO REDEEM SHARES

     Any holder of shares of any Portfolio may require the Fund to redeem its shares at any time at the net asset value per share next computed after receipt of a redemption request in proper written form by State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, ATTN: Phoenix Duff & Phelps Institutional Mutual Funds, or by an authorized agent. To be in proper form to redeem shares, (1) the signature(s) of duly authorized representative(s) of the shareholder must appear in the appropriate place upon the stock power; (2) the stock power or any related instruction transmittal must specify the name and account number of the shareholder exactly as registered; (3) the name of the Portfolio; and (4) and all such signatures must be guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature(s) must also be guaranteed on any change of address request submitted in conjunction with any redemption request. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, or if redemption is requested by anyone other than the shareholder(s) of record. Redemption requests will not be honored until all required documents in proper form have been received.

     In addition, each Portfolio maintains a continuous offer to repurchase its shares, and shareholders may normally sell their shares through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The redemption price in such case will be the price as of the close of trading of the Exchange on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to service charge by such dealers. Payment for shares redeemed will be made within three days after receipt of the duly endorsed share certificates (if issued) or written request; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank which may take up to 15 days after receipt of the check.

Telephone Redemption Privileges
     Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shareholders may redeem shares valued at up to $100,000 by calling (800) 814-1897. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized person or third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time without prior notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be suspended temporarily and a shareholder should submit a written redemption request, as described above.

     If the amount of the redemption is $500 or more, the proceeds may be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.

     Telephone redemption orders received and accepted by Transfer Agent on any day when Transfer Agent is open for business will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days.

Systematic Withdrawal Program
     The Systematic Withdrawal Program (the "Program") allows shareholders to periodically redeem a portion of their shares on predetermined monthly, quarterly, semiannual or annual dates. In order to participate in the Program, shareholders must provide written notice to the Transfer Agent specifying (a) the frequency in which Program redemptions are to occur, (b) the routing in which proceeds are to be directed into the shareholder's account, and (c) the priority among Portfolios and classes of shares in which redemptions are to occur.

     Except as provided below, Program payments will be made on or about the 20th day of the month during the frequency period selected by the shareholder. Program payments may also be processed through Automated Clearing House (ACH) to the shareholder's account on or about the 10th, 15th or 25th day of each month. Participants may not redeem sums in any period in excess of the equivalent of 1% of aggregate Fund holdings (at the net asset value on the date of redemption) during each month. Program redemptions will only be effected after the Fund has assured itself that good payment has been received for the purchase of shares which are to be redeemed.

     Class X shareholders participating in the Program must at all times own shares of the Fund worth $100,000 or more in the aggregate as determined by the then current net asset value per share. Class Y shareholders participating in the Program must at all times own shares of the Fund worth $50,000 or more in the aggregate as determined by the then current net asset value per share. A shareholder's participation in the Program will also automatically terminate if redemptions are made outside the Program.

Checkwriting Privileges
     Shareholders owning shares of the Enhanced Reserves may elect to redeem shares through checkwriting privileges offered by Equity Planning. In order to exercise this privilege, qualified shareholders must (a) complete the appropriate application, (b) submit the required signature card/ incumbency certificate containing guaranteed signatures of all authorized check signatories, and (c) designate the priority among classes of shares in which redemptions are to occur in order to cover the amount of each check. Applications are available by contacting Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200 or by calling (800) 814-1897.

     Checkwriting privileges are subject to rules and procedures adopted from time to time by Equity Planning. Checkwriting privileges may be amended or withdrawn upon ten days prior notice. Equity Planning reserves the right, in its sole and absolute discretion, to refuse to honor checks and/or terminate checkwriting privileges with respect to a shareholder in the event that (a) amounts drawn in any check are less than $500; (b) the shareholder at any time owns shares of the Fund worth $50,000 or less, as determined by the then current net asset value(s) per share; (c) the shareholder owns shares of the Fund worth less than the amount of any check, as determined on the date of presentment of such check to the Transfer Agent; or (d) honoring a check requires redemption of shares purchased with sums from the shareholder which have not been actually and properly received by the Fund (which may take at least fifteen days after receipt of the check). Presently, there is no charge to the shareholder for this privilege. Equity Planning reserves the right, however, to assess charges in connection with checks drawn against non-sufficient funds or for research expenses.

     When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares owned by the shareholder and identified as being available for such purposes will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Checks will be processed on days the Exchange is open. If the net asset value(s) of the shares owned by the shareholder are insufficient to cover the amount of a check presented, or if good and sufficient funds required to purchase such shares have not been actually received by the Fund, Equity Planning shall return such check marked "Non-sufficient Funds" and no shares shall be redeemed. Canceled checks returned to shareholders shall be deemed to constitute confirmation of redemptions. Shareholders may not close an account by a withdrawal check.


Redemption-in-Kind
     To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. The Fund has elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when it sold the securities.



                      DIVIDENDS, DISTRIBUTIONS AND TAXES


     Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to elect to be treated as a regulated investment company ("RIC") and qualify as such under Subchapter M of the Internal Revenue Code (the "Code").


     The Code sets forth numerous criteria which must be satisfied in order for each Portfolio to qualify as a RIC. Each Portfolio must, among other things, meet the following tests for each taxable year: (1) at least 90% of the Portfolio's gross income must be derived from a) dividends, b) interest, c) payments with respect to securities loans, d) gains from the sale or other disposition of stocks or securities or foreign currencies, or e) other income (including but not limited to gains from options, futures, or forward contracts) derived by the Portfolio with respect to its business of investing in stocks, securities or currencies; and (2) distribute annually at least 90% of its investment company taxable income and net exempt-interest income.

     In addition to the gross income tests, to qualify as a RIC, each Portfolio must also diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the assets of any one issuer (other than U.S. Government securities). If in any taxable year a Portfolio does not qualify as a RIC, all of its net investment income and realized capital gains will be taxed at corporate rates.

     In each taxable year that a Portfolio qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. It is the policy of each Portfolio to distribute all of its net investment income and net capital gains to its shareholders in order to avoid any federal income tax liability. In addition, each Portfolio intends to make timely distribution sufficient in amount to avoid a non-deductible 4% excise tax. An excise tax will be imposed on each Portfolio to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its net ordinary income for such calendar year and 98% of its net capital gains as determined for the one year period ending December 31 of such calendar year. In addition, an amount equal to the undistributed net ordinary income and net capital gains from the previous calendar year must also be distributed to avoid the excise tax.

     The Fund is required to withhold for income taxes 31% of dividends, distributions and redemption payments, if any of the following circumstances exist: i) a shareholder fails to provide the Fund with a correct taxpayer identification number (TIN); ii) the Portfolio is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or iii) the Fund is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required for accounts with respect to which a shareholder fails to certify that i) the TIN provided is correct and
ii) the shareholder is not subject to such withholding. However, withholding will not be required from certain exempt entities nor those shareholders complying with the procedures as set forth by the Internal Revenue Service. A shareholder is required to provide the Fund with a correct TIN. The Fund in turn is required to report correct taxpayer identification numbers when filing all tax forms with the Internal Revenue Service. Should the IRS levy a penalty on a Portfolio for reporting an incorrect TIN and that TIN was provided by the shareholder, the Portfolio will pass the penalty onto the shareholder.

     Dividends paid by a Portfolio from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign Fund or estate, a foreign corporation or a foreign partnership (a foreign shareholder) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.


     The discussion of "Tax Status of Distributions" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Shareholders are urged to consult with their tax advisor regarding specific questions as to federal, state, local or foreign taxes.


                                THE DISTRIBUTOR


     Phoenix Equity Planning Corporation ("Equity Planning"), which has undertaken to use its best efforts to find purchasers for shares of the Fund, serves as the national distributor of the Fund's shares. Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200. Shares of each Portfolio are offered on a continuous basis. Pursuant to an Underwriting Agreement covering all classes of shares and distribution methods, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. In addition, state securities laws on this issue may differ from the interpretations of federal law and banks and financial institutions may be required to register as dealers pursuant to state law. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Portfolio.

     From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meeetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling daler commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     Philip R. McLoughlin, a Trustee and President of the Fund, is a director and officer of Equity Planning. Michael E. Haylon, an officer of the Fund, is a director of Equity Planning. William R. Moyer, a director and officer of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, Nancy G. Curtiss, Leonard J. Saltiel and Thomas N. Steenburg, officers of the Fund, are officers of Equity Planning.

Administrative Services
     Equity Planning also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates.




     First $200 million               .085%
     $200 million to $400 million     .05%
     $400 million to $600 million     .03%
     $600 million to $800 million     .02%
     $800 million to $1 billion       .015%
     Greater than $1 billion          .0125%



     Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended December 31, 1998, Equity Planning received $327,412.

     In addition, pursuant to an agreement between Equity Planning, the Fund's Transfer Agent, and State Street Bank and Trust Company, ("State Street") has been appointed subagent to perform certain shareholder servicing functions for the Fund. For performing such services State Street receives a monthly fee from Equity Planning.



                               DISTRIBUTION PLAN

     The Fund has adopted a distribution plan on behalf of its Class Y Shares pursuant to Rule 12b-1 of the 1940 Act (the "Plan"). The Plan permits the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of Class Y Shares of the Fund.

     Pursuant to the Plan, the Fund shall pay the Distributor an amount equal to 25% of the average daily net assets of the Class Y Shares for providing services to Class Y shareholders, including assistance in connection with inquiries related to shareholder accounts.


     Equity Planning will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. Equity Planning intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination.


     In order to receive payments under the Plan, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's Class Y shareholders, or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant, or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment, or other processing.

     On a quarterly basis, the Trustees of the Fund review a report on expenditures under the Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plan will be continued. By its terms, continuation of the Plan from year to year is contingent on annual approval by a majority of the Trustees of the Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval of the Class Y shareholders of the Fund and that other material amendments to the Plan must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class Y Shares of the Fund.


     For the fiscal year ended December 31, 1998, the Portfolios paid Rule 12b-1 Fees in the amount of $69,527 of which Equity Planning received $1,257, W.S. Griffith & Co., Inc., an affiliate, received $60,684 and unaffiliated
broker-dealers received $7,586. Of this amount: (1) $       represented
compensation to dealers; (2) $        represented compensation to sales and
shareholder services personnel; (3) $        covered advertising costs; (4)
$       was utilized for printing and mailing prospectuses to other than
current shareholders; (5) $        covered service costs and (6) $
covered other expenses. No interested persons of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plan.

                             MANAGEMENT OF THE FUND


     The Fund is an open-end, diversified investment company known as a mutual fund. The Board of Trustees supervises the business affairs and investments of the Fund, which is managed on a daily basis by each Portfolio's investment adviser.


Trustees and Officers



     The Trustees and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut 06115-0480.




                              Positions Held                             Principal Occupations
Name, Address and Age          With the Fund                            During the Past 5 Years
--------------------------   ----------------   ----------------------------------------------------------------------
Robert Chesek (64)           Trustee            Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                          Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                Common Stock, Phoenix Home Life Mutual Insurance Company
                                                (1980-1994). Director/Trustee, the National Affiliated Investment
                                                Companies (until 1993).

E. Virgil Conway (69)        Trustee            Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                              Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                            (1970-present), Pace University (1978-present), Atlantic Mutual
                                                Insurance Company (1974-present), HRE Properties (1989-present),
                                                Greater New York Councils, Boy Scouts of America (1985-present),
                                                Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                Securities Fund (Advisory Director) (1990-present), Centennial
                                                Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                (1975-present) ,The Harlem Youth Development Foundation
                                                (1987-present), Accuhealth (1994-present), Trism, Inc.
                                                (1994-present), Realty Foundation of New York (1972-present),
                                                New York Housing Partnership Development Corp. (Chairman)
                                                (1981-present) and Fund Directions (Advisory Director)
                                                (1993-present). Director/Trustee, Phoenix Funds (1993-present).
                                                Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present). Director, Duff & Phelps
                                                Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
                                                Corporate Bond Trust Inc. (1995-present). Member, Audit Committee of the City of New York (1981-1996). Advisory Director, Blackrock
                                                Fannie Mae Mortgage Securities Fund (1989-1996). Member
                                                (1990-1995), Chairman (1992-1995), Financial Accounting
                                                Standards Advisory Council. Director/Trustee, the National Affiliated
                                                Investment Companies (until 1993).

William W. Crawford (70)     Trustee            Representative (1994-1995), Senior Executive (1994-1995),
3029 Wynfield Mews Lane                         President and Chief Operating Officer (1988-1993), Hilliard, Lyons,
Louisville, KY 40206                            Inc. (broker/dealer). Trustee, Phoenix Duff & Phelps Institutional
                                                Mutual Funds (1996-present). Director, Duff & Phelps Utilities
                                                Tax-Free Income Inc. (1995-present), Duff & Phelps Utility and
                                                Corporate Bond Trust Inc. (1995-present).

Harry Dalzell-Payne (69)     Trustee            Director/Trustee, Phoenix Funds (1983-present). Trustee, Phoenix-
330 East 39th Street                            Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Apartment 29G                                   Mutual Funds (1996-present). Director, Duff & Phelps Utilities
New York, NY 10016                              Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond
                                                Trust Inc. (1995-present). Director, Farragut Mortgage Co., Inc.
                                                (1991-1994). Director/Trustee, the National Affiliated Investment
                                                Companies (1983-1993). Formerly a Major General of the British
                                                Army.

                                Positions Held                            Principal Occupations
Name, Address and Age           With the Fund                            During the Past 5 Years
----------------------------   ---------------   ----------------------------------------------------------------------
William N. Georgeson (71)      Trustee           Trustee, Phoenix Duff & Phelps Institutional Mutual Funds
575 Glenwood Road                                (1996-present). Director, Duff & Phelps Utility and Corporate Bond
Lake Forest, IL 60045                            Trust Inc. (1994-present) and Duff & Phelps Utilities Tax-Free
                                                 Income Inc. (1993-present).

*Francis E. Jeffries (68)      Trustee           Director/Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-
6585 Nicholas Blvd.                              Aberdeen Series Inc. and Phoenix Duff & Phelps Institutional Mutual
Apt. 1601                                        Funds (1996-present). Director, Duff & Phelps Utilities Income Inc.
Naples, FL 33963                                 (1987-present), Duff & Phelps Utilities Tax-Free Income Inc. (1991-
                                                 present) and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                 (1993-present). Director, The Empire District Electric Company
                                                 (1984-present). Director (1989-1997), Chairman of the Board
                                                 (1993-1997), President (1989-1993), and Chief Executive Officer
                                                 (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (60)          Trustee           Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                               (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Products Company                          Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                     (1991-present) and Evergreen International Fund, Inc.
Savannah, GA 30750                               (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax
                                                 Exempt Trust, Evergreen Tax Free Fund, Master Reserves Tax Free
                                                 Trust, and Master Reserves Trust. President, Morehouse College
                                                 (1987-1994). Chairman and Chief Executive Officer, Keith Ventures
                                                 (1992-1994). Director/Trustee, the National Affiliated Investment
                                                 Companies (until 1993).

*Philip R. McLoughlin (52)     Trustee and       Chairman (1997-present), Director (1995-present), Vice Chairman
56 Prospect Street             President         (1995-1997) and Chief Executive Officer (1995-1997), Phoenix
Hartford, CT 06115                               Investment Partners, Ltd. Director (1994-present) and Executive Vice
                                                 President, Investments (1988-present), Phoenix Home Life Mutual
                                                 Insurance Company. Director/Trustee and President, Phoenix Funds
                                                 (1989-present). Trustee and President, Phoenix-Aberdeen Series
                                                 Fund and Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                 present). Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                 (1995-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                 Inc. (1995-present). Director (1983-present) and Chairman (1995-
                                                 present), Phoenix Investment Counsel, Inc. Director (1984-present)
                                                 and President (1990-present), Phoenix Equity Planning Corporation.
                                                 Director (1993-present), Chairman (1993-present) and Chief
                                                 Executive Officer (1993-1995), National Securities & Research
                                                 Corporation. Director, Phoenix Realty Group, Inc. (1994-present),
                                                 Phoenix Realty Advisors, Inc. (1987-present), Phoenix Realty
                                                 Investors, Inc. (1994-present), Phoenix Realty Securities, Inc.
                                                 (1994-present), PXRE Corporation (Delaware) (1985-present), and
                                                 World Trust Fund (1991-present). Director and Executive Vice
                                                 President, Phoenix Life and Annuity Company (1996-present).
                                                 Director and Executive Vice President, PHL Variable Insurance
                                                 Company (1995-present). Director, Phoenix Charter Oak Trust
                                                 Company (1996-present). Director and Vice President, PM Holdings,
                                                 Inc. (1985-present). Director and President, Phoenix Securities
                                                 Group, Inc. (1993-1995). Director, PHL Associates, Inc.
                                                 (1995-present). Director (1992-present) and President (1992-1994),
                                                 W.S. Griffith & Co., Inc. Director, Townsend Financial Advisers, Inc.
                                                 (1992-present) Director/Trustee, the National Affiliated Investment
                                                 Companies (until 1993).

                                       Positions Held                            Principal Occupations
Name, Address and Age                  With the Fund                            During the Past 5 Years
-----------------------------------   ---------------   ----------------------------------------------------------------------
Eileen A. Moran (44)                  Trustee           President and Chief Executive Officer, PSEG Resources, Inc.
                                                        (1990-present). Trustee, Phoenix Duff & Phelps Institutional Mutual
                                                        Funds (1996-present).

Everett L. Morris (70)                Trustee           Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                          Trustee, Phoenix Funds (1995-present). Trustee, Duff & Phelps
Colts Neck, NJ 07722                                    Mutual Funds (1994-present). Trustee, Phoenix-Aberdeen Series
                                                        Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                        (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                        Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                        Trust Inc. (1993-present). Director, Public Service Enterprise Group,
                                                        Incorporated (1986-1993).

*James M. Oates (52)                  Trustee           Chairman, IBEX Capital Markets LLC (1997-present). Managing
Managing Director                                       Director, Wydown Group (1994-present). Director, Phoenix
The Wydown Group                                        Investment Partners, Ltd. (1995-present). Director/Trustee, Phoenix
IBEX Capital Markets LLC                                Funds (1987-present). Trustee, Phoenix-Aberdeen Series Fund and
60 State Street                                         Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
Suite 950                                               Director, AIB Govett Funds (1991-present), Blue Cross and Blue
Boston, MA 02109                                        Shield of New Hampshire (1994-present), Investors Financial Service
                                                        Corporation (1995-present), Investors Bank & Trust Corporation
                                                        (1995-present), Plymouth Rubber Co. (1995-present), Stifel Financial
                                                        (1996-present) and Command Systems, Inc. (1998-present). Vice
                                                        Chairman, Massachusetts Housing-Partnership (1998-present).
                                                        Member, Chief Executives Organization (1996-present). Director
                                                        (1984-1994), President (1984-1994) and Chief Executive Officer
                                                        (1986-1994), Neworld Bank.

Richard A. Pavia (68)                 Trustee           Director (1981-1997), Chairman and Chief Executive Officer
7145 North Ionia                                        (1989-1994), Speer Financial, Inc. Vice Chairman, Forest Preserve
Chicago, IL 60646                                       District, Cook County President Advisory Council (1997-present).
                                                        Special Consultant, K&D Facilities Resource Corp. (1995-present).
                                                        Trustee, Phoenix Duff & Phelps Institutional Mutual Funds
                                                        (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                        Inc. (1991-present), Duff & Phelps Utility and Corporate Bond Trust
                                                        Inc. (1992-present).

*Calvin J. Pedersen (57)              Trustee           Director (1986-present), President (1993-present) and Executive
Phoenix Duff & Phelps Corporation                       Vice President (1992-1993), Phoenix Investment Partners, Ltd.
55 East Monroe Street                                   Director/Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-
Suite 3600                                              Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Chicago, IL 60603                                       Mutual Funds (1996-present). President and Chief Executive Officer,
                                                        Duff & Phelps Utilities Tax-Free Income Inc. (1995-present), Duff &
                                                        Phelps Utilities Income Inc. (1994-present) and Duff & Phelps
                                                        Utility and Corporate Bond Trust Inc. (1995 present).

*Herbert Roth, Jr. (70)               Trustee           Director/Trustee, Phoenix Funds (1980-present). Trustee, Phoenix-
134 Lake Street                                         Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
P.O. Box 909                                            Mutual Funds (1996-present). Director, Boston Edison Company
Sherborn, MA 01770                                      (1978-present). Landauer, Inc. (medical services) (1970-present),
                                                        Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and
                                                        Mark IV Industries (diversified manufacturer) (1985-present),
                                                        Phoenix Home Life Mutual Insurance Company (1972-1998).
                                                        Member, Directors Advisory Council, Phoenix Home Life Mutual
                                                        Insurance Company (1998-present). Director, Key Energy Group (oil rig service) (1988-1994). Director/Trustee, the National Affiliated
                                                        Investment Companies (until 1993).

                                 Positions Held                            Principal Occupations
Name, Address and Age            With the Fund                            During the Past 5 Years
-----------------------------   ---------------   ----------------------------------------------------------------------

Richard E. Segerson (53)        Trustee           Managing Director, Northway Management Company (1998-present).
102 Valley Road                                   Director/Trustee, Phoenix Funds, (1993-present). Trustee, Phoenix-
New Canaan, CT 06840                              Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                                  Mutual Funds (1996-present). Managing Director, Mullin Associates
                                                  (1993-1998). Vice President and General Manager, Coats & Clark,
                                                  Inc. (previously Total American, Inc.) (1991-1993). Director/Trustee,
                                                  the National Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (67)     Trustee           Trustee/Director, Phoenix Funds (1995-present). Trustee, Phoenix-
731 Lake Avenue                                   Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                               Mutual Funds (1996-present). Director, UST Inc. (1995-present),
                                                  HPSC Inc. (1995-present), Compuware (1996-present) and
                                                  Burroughs Wellcome Fund (1996-present). Visiting Professor,
                                                  University of Virginia (1997-present). Director, Duty Free
                                                  International (1997). Chairman, Dresing, Lierman, Weicker
                                                  (1995-1996). Governor of the State of Connecticut (1991-1995).

Michael E. Haylon (41)          Executive         Director and Executive Vice President--Investments. Phoenix
                                Vice              Investment Partners, Ltd. (1995-present). Executive Vice President,
                                President         Phoenix Funds (1993-present) and Phoenix-Aberdeen Series Fund
                                                  (1976-present). Director (1994-present), President (1995-present),
                                                  Executive Vice President (1994-1995), Vice President (1991-1994),
                                                  Phoenix Investment Counsel, Inc. Director (1994-present), President
                                                  (1996-present), Executive Vice President (1994-1996), Vice
                                                  President (1993-1994). National Securities & Research Corporation.
                                                  Director, Phoenix Equity Planning Corporation (1995-present). Senior
                                                  Vice President, Securities Investments, Phoenix Home Life Mutual
                                                  Insurance Company (1993-1995).

James D. Wehr (41)              Senior Vice       Managing Director, Fixed Income, (1996-present), Vice President
                                President         (1991-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                  Fixed Income, (1996-present), Vice President (1993-1996), National
                                                  Securities & Research Corporation. Senior Vice President (1997-
                                                  present), Vice President (1988-1997), Phoenix Multi-Portfolio Fund;
                                                  Senior Vice President (1997-present), Vice President (1990-1997),
                                                  Phoenix Series Fund; Senior Vice President (1997-present), Vice
                                                  President (1991-1997), The Phoenix Edge Series Fund; Senior Vice
                                                  President (1997-present), Vice President (1993-1997), Phoenix
                                                  California Tax Exempt Bonds, Inc.; Senior Vice President
                                                  (1997-present), Vice President (1996-1997), Phoenix Duff & Phelps
                                                  Institutional Mutual Funds; and Senior Vice President, Phoenix
                                                  Multi-Sector Short Term Bond Fund, Phoenix Multi-Sector Fixed
                                                  Income Fund, Phoenix Income and Growth Fund and Phoenix
                                                  Strategic Allocation Fund, Inc. (1997-present). Senior Vice President and Chief Investment Officer, Duff & Phelps Utilities Tax Free
                                                  Income Inc. (1997-present). Managing Director, Public Fixed Income,
                                                  Phoenix Home Life Insurance Company (1991-1995).

Marvin E. Flewellen (35)        Vice              Senior Vice President and Fixed Income Portfolio Manager, Duff &
55 East Monroe Street           President         Phelps Investment Management Co. (1994-present). Vice President,
Suite 3800                                        Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
Chicago, IL 60603

                               Positions Held                            Principal Occupations
Name, Address and Age          With the Fund                            During the Past 5 Years
---------------------------   ---------------   -----------------------------------------------------------------------
John D. Kattar (43)           Vice              Managing Director, Equities (1997-present), Phoenix Investment
                              President         Counsel, Inc. Vice President (1997-present), The Phoenix Edge
                                                Series Fund, Phoenix Series Fund, Phoenix-Aberdeen Series Fund
                                                and Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                (1989-1997), Senior Vice President (1993-1996) Baring Asset
                                                Management Company, Inc. Director, (1995-1997) Baring Mutual
                                                Fund Management (Luxembourg).

William R. Moyer (54)         Vice              Senior Vice President and Chief Financial Officer, Phoenix
100 Bright Meadow Blvd.       President         Investment Partners, Ltd. (1995-present). Director (1998-present),
P.O. Box 2200                                   Senior Vice President (1990-present), Chief Financial Officer
Enfield, CT 06083-2200                          (1996-present), Finance (until 1996) and Treasurer (1994-1996 and 1998-present), Phoenix Equity Planning Corporation. Director
                                                (1998-present), Senior Vice President (1990-present), Chief
                                                Financial Officer (1996-present), Finance (until 1996) and Treasurer
                                                (1994-present), Phoenix Investment Counsel, Inc. Director
                                                (1998-present), Senior Vice President (1994-present), Chief
                                                Financial Officer (1996-present), Finance (until 1996) and Treasurer
                                                (1994-present), National Securities & Research Corporation. Vice
                                                President, Phoenix Funds (1990-present), Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen
                                                Series Fund (1996-present). Senior Vice President and Chief
                                                Financial Officer, Phoenix Duff & Phelps Investment Management Co.
                                                (1996-present). Vice President, Investment Products Finance,
                                                Phoenix Home Life Mutual Insurance Company (1990-1995). Senior
                                                Vice President and Chief Financial Officer (1993-1995) and
                                                Treasurer (1994-1995), W.S. Griffith & Co., Inc. and Townsend
                                                Financial Advisors, Inc. Senior Vice President, Finance, Phoenix
                                                Securities Group, Inc. (1993-1995).

Diane L. Mustain (39)         Vice              Executive Vice President (1996-present), Senior Vice President
                              President         (1995-1996), Duff & Phelps Investment Management Co. Vice
                                                President, Phoenix Duff & Phelps Institutional Mutual Funds
                                                (1998-present), Phoenix Equity Series Funds (1997-present), and
                                                Duff & Phelps Investment Management Company (1993-1995).

Leonard J. Saltiel (45)       Vice              Managing Director, Operations and Service (1996-present), Senior
                              President         Vice President (1994-1996), Phoenix Equity Planning Corporation.
                                                Vice President, Phoenix Funds (1994-present), Phoenix-Aberdeen
                                                Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                (1996-present), and National Securities & Research Corporation
                                                (1994-1996). Vice President, Investment Operations, Phoenix Home
                                                Life Mutual Insurance Company (1994-1995). Various positions with
                                                Home Life Insurance Company and Phoenix Home Life Mutual
                                                Insurance Company (1987-1994).

Christopher J. Saner (38)     Vice              Managing Director, Fixed Income, Phoenix Investment Counsel, Inc.
                              President         (1997-present). Vice President, Phoenix Duff & Phelps Institutional
                                                Mutual Funds (1998-present) and Phoenix Series Fund
                                                (1998-present). Director Corporate Portfolio Management, Phoenix
                                                Home Life Mutual Insurance Company (1992-1997).

Michael Schatt (51)           Vice              Senior Vice President, Duff & Phelps Investment Management Co.
                              President         (1997-present). Vice President, Phoenix Duff & Phelps Institutional
                                                Mutual Funds, Phoenix Multi-Portfolio Fund, The Phoenix Edge
                                                Series Fund and Duff & Phelps Utilities Income Inc. (1997-present).
                                                Managing Director, Phoenix Investment Partners, Ltd. (1994-present).
                                                Senior Vice President, Phoenix Realty Securities, Inc. (1997-present).

                            Positions Held                            Principal Occupations
Name, Address and Age       With the Fund                            During the Past 5 Years
------------------------   ---------------   ----------------------------------------------------------------------
Andrew Szabo (34)          Vice              Managing Director, Fixed Income, Phoenix Investment Counsel, Inc.
                           President         (1997-present). Vice President, Phoenix Series Fund (1998-present)
                                             and Phoenix Duff & Phelps Institutional Mutual Funds (1998-present).

Pierre G. Trinque (43)     Vice              Managing Director, Large Cap Growth Team (1997-present),
                           President         Managing Director, Director of Equity Research (1996-1997), Senior
                                             Research Analyst, Equities (1996) and Associate Portfolio Manager-
                                             Institutional Funds (1992-1995), Phoenix Investment Counsel, Inc.
                                             Vice President (1997-present), The Phoenix Edge Series Fund and
                                             Phoenix Series Fund.

Nancy G. Curtiss (46)      Treasurer         Treasurer (1996-present), Vice President, Fund Accounting
                                             (1994-1996), Phoenix Equity Planning Corporation. Treasurer,
                                             Phoenix Funds (1994-present), Phoenix-Aberdeen Series Fund
                                             (1996-present) and Phoenix Duff & Phelps Institutional Mutual
                                             Funds (1996-present). Second Vice President and Treasurer, Fund
                                             Accounting, Phoenix Home Life Mutual Insurance Company
                                             ( 1994-1995).

G. Jeffrey Bohne (51)      Secretary         Vice President, Mutual Fund Customer Service (1996-present), Vice
101 Munson Street                            President, Transfer Agent Operations (1993-1996), Phoenix Equity
Greenfield, MA 01301                         Planning Corporation. Secretary/Clerk, Phoenix Funds (1993-present),
                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
                                             Mutual Funds (1996-present). Vice President and General Manager,
                                             Phoenix Home Life Mutual Insurance Co. (1993-present). Clerk, Phoenix
                                             Investment Counsel, (1995-present).


-----------

 *Trustees identified with an asterisk are considered to be interested persons of the Fund (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc., Duff & Phelps Investment Management Co., Inc. or Phoenix Equity Planning Corporation.

     For services rendered to the Fund during the period ended December 31,
1998, the Trustees received an aggregate of $        from the Fund as Trustees'
fees. Each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $3,000 and $500 per meeting. Each Trustee who serves on a Committee receives a fee of $250 for each meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Fund.


For the Fund's last fiscal year, the Trustees received the following compensation:




                              COMPENSATION TABLE
                                                                                             Total
                                                                                          Compensation
                                                 Pension or                              From Fund and
                             Aggregate      Retirement Benefits        Estimated          Fund Complex
                           Compensation       Accrued as Part       Annual Benefits        (4 Funds)
          Name               From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
-----------------------   --------------   ---------------------   -----------------   -----------------
Robert Chesek                   *                  None                  None               $60,000
E. Virgil Conway+                                  None                  None               $79,500
William W. Crawford             *                  None                  None
Harry Dalzell-Payne+                               None                  None               $71,250
William N. Georgeson                               None                  None
Francis E. Jeffries             *                  None                  None               $60,000
Leroy Keith, Jr                                    None                  None               $62,500
Philip R. McLoughlin+                              None                  None               $     0
Eileen A. Moran                                    None                  None
Everett L. Morris+                                 None                  None               $69,500
James M. Oates+                                    None                  None               $68,750
Richard A. Pavia                *                  None                  None
Calvin J. Pedersen                                 None                  None               $     0

                                                                                             Total
                                                                                          Compensation
                                                 Pension or                              From Fund and
                             Aggregate      Retirement Benefits        Estimated          Fund Complex
                           Compensation       Accrued as Part       Annual Benefits        (4 Funds)
          Name               From Fund        of Fund Expenses     Upon Retirement     Paid to Trustees
-----------------------   --------------   ---------------------   -----------------   -----------------
Herbert Roth, Jr+                                  None                  None               $81,250
Richard E. Segerson             *                  None                  None               $70,750
Lowell P. Weicker, Jr                              None                  None               $70,000


-----------

*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At December 31, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Crawford, Jeffries, Morris,
Pavia and Roth was $     , $      , $       , $      and $       ,
respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.



+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.



On    , 1999, the trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.



Principal Shareholders


     The following table sets forth information as of    , 1999 with respect to
each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.





              Name of Shareholder                  Class     Number of Shares     Percent of Class
-----------------------------------------------   -------   ------------------   -----------------
Institutional Managed Bond
Plumbers Local No. 24
Surety Fund
ATTN: Glen D. Schaffer (Admin.)
830 Bear Tavern Rd., CNO1028
West Trenton, NJ 08628-1020

Phoenix Charter Oak Trust Co. TTEE
Phoenix Home Life Employee Pension Plan
Dtd 12-31-91
One American Row
Hartford, CT 06103-2833

Charles Quimby
Eric K. Whinston TTEEs
Re-Solve Site Tr. Fund Dtd 6/28/89
c/o Mintz Levin Cohn Ferris Glovsky & Popeo PC
ATTN: Michael P. Last
One Financial Ctr.
Boston, MA 02111-2621

Henry Katz
Chairman Investment Committee
Childrens Fund of Connecticut Inc.
20 Meadow Crossing
Simsbury, CT 06070-1007

First Union National Bank TTEE
FBO Plumbers Local 690
DTD 3/6/98 A/C 1546001698
ATTN: Mutual Funds
1525 West Wt. Harris Blvd.
Charlotte, NC 28262-8522

               Name of Shareholder                  Class     Number of Shares     Percent of Class
-------------------------------------------------   -------   ------------------   -----------------
KCB Services & Company
FBO St. Joseph Hospital
Employees Pension Plan
c/o Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

N. Charles Thomas TTEE
Christian Methodist Episcopal
Church Ret Plan & Trust Dtd 1/1/70
P.O. Box 74
Memphis, TN 38101-0074

Lorena Greenwood TTEE
Bonner County Defined
Benefit Pension Plan U/A/D 7/1/66
215 S. First Ave.
Bonner County Courthouse
Sandpoint, ID 83864-1305

Institutional Growth Stock

Carpenters Local #323 Pen. Fund
ATTN: Fringe Benefit Funds
c/o Sedore O'Sullivan Letterio & Barschi CPAs PC
62 E. Main St.
Wappingers Falls, NY 12590-2405

Howard Miller Clock Co. TTEE
Howard Miller/Herman
Defined Benefit Pension Plan
860 E. Main Ave.
Zeeland, MI 49464-1300

Patrick Defelice
Anthony Cardillo TTEEs
Local 363 Pension Fund E Dtd 1/1/93
811 W. Merrick Rd.
Valley Stream, NY 11580-4842

Marshall & Ilsley Trust Co. TTEE
Wheeling Pittsburgh Steel Corp.
Salaried Employees Pension Plan
ATTN: B. Wygert or G. Montgomery
1000 N. Water St.
Milwaukee, WI 53202-3197

KCB Services & Company
FBO Elizabeth Carbide Die Co. Inc.
c/o Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

Lee Morris TTEE
Robert E. Morris Retirement Plans
17 Talcott N. Rd.
Farmington, CT 06034

            Name of Shareholder               Class     Number of Shares     Percent of Class
-------------------------------------------   -------   ------------------   -----------------
KCB Services & Company
FBO St. Joseph Hospital
Employees Pension Plan
c/o Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

Ralph A. Toran
Bryan E. Carlson TTEE
Mount Ida College
Retirement Plan U/A/D 10/1/63
777 Dedham St.
Newton Centre, MA 02159-3323

N. Charles Thomas TTEE
Christian Methodist Episcopal
Church Ret. Plan & Trust Dtd 1/1/70
P.O. Box 74
Memphis, TN 38101-0074

David Yoder
William O. Clarkin TTEEs
Apco Industries Inc. PSP
777 Michigan Ave.
Columbus, OH 43215-1177

Institutional Enhanced Reserves Portfolio

Charles Londo
David Thompson
Glen Grosteffon TTEEs
Monroe County Employees Ret Syst
125 E. 2nd St.
Monroe, MI 48161-2110

Massachusetts Bay Transportation Authority
Authority Retirement Fund
99 Summer St., Ste. 1700
Boston, MA 02110-1200

Delta Airlines, Inc.
c/o Duff & Phelps Investment Mgmt.
55 E. Monroe St., 38th Fl.
Chicago, IL 60603-5701

International Union of Operating Engineers
Welfare Fund of Eastern PA & Delaware
c/o Kathleen M. Corcoran
1375 Virginia Dr., Ste. 102
Ft. Washington, PA 19034-3217

CENCO
FBO Herman Hospital
c/o Compass Bank
P.O. Box 10566
Birmingham, AL 35296-0001

                 Name of Shareholder                   Class     Number of Shares     Percent of Class
----------------------------------------------------   -------   ------------------   -----------------
PaineWebber for the Benefit of
Christian Homes for Children
Account #3
c/o Edward Dominguez
275 State St.
Hackensack, NJ 07601-5512

Phoenix Real Estate Equity Securities Portfolio

City of Erie Aggregate Pension Fund--Police Fund
#940-RP
626 State St., Room 302
Erie, PA 16501-1148

City of Erie Aggregate Pension Fund--Officers &
Employees
#940-ROE
626 State St., Room 302
Erie, PA 16501-1148

City of Erie Aggregate Pension Fund--Firemens Fund
#940-RF
626 State St., Ste. 302
Erie, PA 16501-1148

Phoenix Charter Oak Tr. Co. TTEE
Phoenix Home Life Empl Pen Plan
One American Row
Hartford, CT 06103-2833

Phoenix Home Life
56 Prospect St.
Hartford, CT 06103-2818

Phoenix Home Life
56 Prospect St.
Hartford, CT 06103-2818

KCB Services & Company
FBO St. Joseph Hospital
Employees Pension Plan
c/o Quads Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

Core Equity Portfolio
[TO COME]

                            ADDITIONAL INFORMATION

Capital Stock
     The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest. The Fund currently offers shares in eight different portfolios, each offering two classes. Holders of shares of the Real Estate Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to the Real Estate Portfolio (provided that Class Y Shares of the Real Estate Portfolio bear higher distribution fees and pay correspondingly lower dividends per share than Class X Shares). Shareholders of all portfolios vote on the election of Trustees. On matters affecting the Real Estate Portfolio (such as approval of an investment advisory agreement or a change in fundamental investment policies), a separate vote of the Real Estate Portfolio is required. On matters affecting an individual class (such as approval of matters relating to the Class Y distribution plan), a separate vote of that class is required. Shares of each portfolio are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights conversion, preemptive rights or subscription rights.

     The assets received by the Fund for the issue or sale of shares of each portfolio and all income, earnings, profits and proceeds thereof, are allocated to such portfolio (and class if applicable) subject only to the rights of creditors, and constitute the underlying assets of such portfolio (and class if applicable). The underlying assets of each portfolio are required to be segregated on the books of account, and are to be charged with the expenses in respect to such portfolio and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular portfolio or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

     Unlike the stockholders of a corporation, there is a possibility that the shareholders of a Massachusetts business trust such as the Fund may be personally liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     Prior to March 1, 1996, the Managed Bond and Growth Stock Portfolios existed as the Managed Bond Account (Separate Account P) and Growth Stock Account (Separate Account S), respectively, separate investment accounts of Phoenix Home Life, pursuant to the insurance laws of the State of New York and the laws of other states. Each separate account was maintained for the purpose of investing amounts allocated thereto by Phoenix Home Life under certain group annuity contracts issued by Phoenix Home Life in connection with pension or profit-sharing plans which meet the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended. The separate accounts were not investment companies pursuant to the 1940 Act.

     On October 16, 1995, the Board of Directors of Phoenix Home Life approved the conversion of each such separate account into a corresponding Portfolio of the Fund. As of March 1, 1996, the net assets of each separate account were transferred into the corresponding Portfolio of the Fund in exchange for shares of that Portfolio which were credited to each contractholder in accordance with the value of that contractholder's separate account units as of the close of business on such date. Each separate account was then terminated.

     On June 3, 1996 Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio, a portfolio of Phoenix Duff & Phelps Institutional Mutual Funds entered into an Agreement and Plan of Reorganization with Duff & Phelps Enhanced Reserves Fund, a series of Duff & Phelps Mutual Funds. The Board of Trustees of the Phoenix Duff & Phelps Institutional Mutual Funds determined that the Reorganization to combine the assets of the Enhanced Reserves Portfolio with those of the Enhanced Reserves Fund would achieve greater operating economies and increased portfolio diversification. At a Special Meeting of Shareholders of Duff & Phelps Enhanced Reserves Fund held July 19, 1996, the holders of shares of beneficial interest, approved the Agreement and Plan of Reorganization pursuant to which the Duff & Phelps Enhanced Reserves Fund transferred all of its net assets to the Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio in exchange for corresponding shares of beneficial interest, of the Phoenix Funds, which shares were then distributed to shareholders of the Duff & Phelps Enhanced Reserves Fund.

Financial Statements
     The Financial Statements for the period ended December 31, 1997 appearing in the Portfolio's 1997 Annual Report to Shareholders, are incorporated herein by reference.

Independent Accountants
     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, has been selected as the independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

Report to Shareholders

     The fiscal year of the Fund ends on December 31. The Fund will send to its shareholders at least semiannually reports showing the securities of the Fund's portfolio and other information.

Custodians and Transfer Agent

     State Street Bank and Trust Company ("State Street"), serves as custodian of the Core Equity, Enhanced Reserves and Real Estate Equity Securities Portfolios' assets and is located at 1 Heritage Drive, P2N, North Quincy, MA 02171. Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, NY 10081, serves as custodian for the assets of the Managed Bond and Growth Stock Portfolios. Equity Planning acts as Transfer Agent for the Fund (the "Transfer Agent").

                                   APPENDIX

Moody's Investors Service, Inc., Corporate Bond Ratings
     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they Comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard and Poor's Corporation's Corporate
Bond Ratings
     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Fitch Investor Services, Inc.
     AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C--Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD", "DD", or "D" categories.

     Duff & Phelps Credit Rating Co. Rating Scale--Duff & Phelps (not affiliated with the Fund or DPIM) offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer's claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer's ability to meet its claims obligations.

Long-Term Ratings




AAA               Highest Quality
AA+, AA, AA-      High Quality
A+, A, A-         Good Quality
BBB+, BBB, BBB-   Satisfactory Quality
                   (investment grade)
BB+, B, B-        Non-Investment Grade
B+, B, B-         Non-Investment Grade
CCC               Speculative

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

                           PART C--OTHER INFORMATION



Item 23. Exhibits




  a.1.      Declaration of Trust of the Registrant, filed via Edgar as Exhibit (1)(a) with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.
  a.2.      Amendment to Declaration of Trust changing names of Portfolios, filed via Edgar as Exhibit (1)(b) with
            Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.
  a.3.      Amendment to Declaration of Trust adding Real Estate Equity Securities Portfolio filed via Edgar as Exhibit
            (1)(c) with Post-Effective Amendment No. 4 on February 11, 1997 and incorporated herein by reference.
  a.4.      Amendment to Declaration of Trust adding Core Equity Portfolio filed via Edgar as Exhibit (1)(d) with
            Post-Effective Amendment No. 9 on April 28, 1998 and incorporated herein by reference.
  a.5*      Fourth Amendment to Declaration of Trust eliminating certain Portfolios and amending certain other provisions filed via Edgar herewith.
  b.        None
  c.        Reference is made to Article III, Section 3.4 of Registrant's Declaration of Trust.
  d.1.      Investment Advisory Agreement between Registrant and Duff & Phelps Investment Management Co.
            ("DPIM") adding Enhanced Reserves Portfolio, filed via Edgar as Exhibit (5)(a) with Pre-Effective
            Amendment No. 1 on February 2, 1996 and incorporated herein by reference.
  d.2.      Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC"), filed via Edgar as Exhibit (5)(b) with Pre-Effective Amendment No. 1 on February 2, 1996 and incorporated herein by reference.
  d.3.      Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. ("PRS"),
            assigned to Duff & Phelps Investment Management Co. on March 2, 1998, filed via Edgar as Exhibit
            (5)(c) with Post-Effective Amendment No. 9 on April 28, 1998 and incorporated herein by reference.
  d.4.      Amendment to the Investment Advisory Agreement between Registrant and Duff & Phelps Investment
            Management Co. relating to the Core Equity Portfolio filed via Edgar as Exhibit (5)(d) with Post-
            Effective Amendment No. 7 on January 14, 1998 and incorporated herein by reference.
  e.1.      Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, filed via Edgar as
            Exhibit (6)(a) with Post-Effective Amendment No. 9 on April 28, 1998 and incorporated herein by reference.
  e.2.      Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via Edgar as
            Exhibit (6)(b) with Post-Effective Amendment No. 1 on March 1, 1996 and incorporated herein by reference.
  f.        None
  g.1.      Custodian Agreement between Registrant and State Street Bank and Trust Company, filed via Edgar as
            Exhibit (8)(a) with Post-Effective Amendment No. 6 on September 30, 1997 and incorporated herein by reference.
  g.2.      Custodian Agreement between Registrant and The Chase Manhattan Bank, N.A., filed via Edgar as Exhibit
            (8)(b) with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.
  h.1.      Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated
            December 11, 1996, filed via Edgar as Exhibit (9)(a) with Post-Effective Amendment No. 5 on April 28,
            1997 and incorporated herein by reference.
  h.2.      Transfer Agent Agreement between Registrant and Phoenix Equity Planning Corporation, filed via Edgar as
            Exhibit (9)(b) with Pre-Effective Amendment No. 2 on February 28, 1996 and incorporated herein by reference.
  h.3.      Form of Administration Agreement between Registrant (on behalf of Real Estate Equity Securities
            Portfolio) and Phoenix Duff & Phelps Corporation, filed via Edgar as Exhibit (9)(c) with Post-Effective
            Amendment No. 4 on February 11, 1997 and incorporated herein by reference.
  h.4.      First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning
            Corporation effective February 27, 1998, filed via Edgar as Exhibit (9)(d) with Post-Effective
            Amendment No. 9 on April 28, 1998.
  i.1.      Opinion of Counsel, filed via Edgar as Exhibit (10)(a) with Pre-Effective Amendment No. 2 on February
            28, 1996 and incorporated herein by reference.
  i.2.      Opinion of Counsel (as to the Real Estate Equity Securities Portfolio) filed via Edgar as Exhibit (10)(b)
            with Post-Effective Amendment No. 5 on April 28, 1997 and incorporated herein by reference.

  i.3.   Opinion of Counsel (covering the Core Equity Portfolio) filed via Edgar as Exhibit (10)(c) with Post-
         Effective Amendment No. 8 on March 30, 1998 and incorporated herein by reference.
  j.     Consent of Independent Accountants.
  k.     None
  l.     Initial Capitalization Agreement, filed via Edgar as Exhibit (13) with Pre-Effective Amendment No. 1 on
         February 2, 1996 and incorporated herein by reference.
  m.1.   Amended and Restated Rule 12b-1 Distribution Plan for Class Y Shares, filed via Edgar as Exhibit (15)
         with Post-Effective Amendment No. 6 on September 30, 1997 and incorporated herein by reference.
  n.     Financial Data Schedules reflected on Edgar as Exhibit 27.
  o.     Amended and Restated Rule 18f-3 Dual Distribution Plan filed via Edgar as Exhibit (18) with Post-
         Effective Amendment No. 5 on April 28, 1997 and incorporated herein by reference.
  p.*    Powers of Attorney filed via Edgar with Post-Effective Amendment No. 10 on February __, 1998.



-----------
*Filed herewith.


Item 24. Persons Controlled by or Under Common Control with the Fund.

     As of the date hereof, to the best knowledge of the Registrant, no person is directly or indirectly controlled by or under common control with the Fund.


Item 25. Indemnification.


     Please see Article V of the Registrant's Declaration of Trust (incorporated herein by reference). Registrant's trustees and officers are covered by an Errors and Omissions Policy. Paragraph 10 of the Investment Advisory Agreements between the Registrant and its Advisers provide in relevant part that, in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the Investment Advisory Agreements on the part of each the Adviser, the Advisers shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant and the investment advisers and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense or any action, suit or proceeding) is asserted against the Registrant by such trustee, director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



Item 26. Business and Other Connections of Investment Adviser.

     See "Management of the Fund" in the Prospectus and "Services of the Adviser" in the Statement of Additional Information for information regarding the business of the Advisers. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (SEC File Nos. 801-5995 (PIC) and 801-14813 (DPIM)) filed under the Investment Advisers Act of 1940, incorporated herein by reference.


Item 27. Principal Underwriter.

 (a) Equity Planning also serves as the principal underwriter for the following other registrants:
    Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Income and Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund,
    Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix-Seneca Funds, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVAI.

     (b) The directors and executive officers of Phoenix Equity Planning Corporation, the distributor for Registrant, are as follows:



Name and Principal           Position and Offices              Position and Offices
Business Address             with Distributor                  with Registrant
--------------------------   -------------------------------   -------------------------
Michael E. Haylon            Director                          Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin         Director and President            Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer             Director, Senior Vice             Vice President
100 Bright Meadow Blvd.      President, Chief Financial
P.O. Box 2200                Officer and Treasurer
Enfield, CT 06083-2200

John F. Sharry               Executive Vice President,         None
56 Prospect Street           Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel           Managing Director,                Vice President
56 Prospect Street           Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne             Vice President, Mutual Fund       Secretary
101 Munson Street            Customer Service
P.O. Box 810
Greenfield, MA 01302-0810

Nancy G. Curtiss             Vice President and Treasurer,     Treasurer
56 Prospect Street           Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg          Vice President, Counsel           Assistant Secretary
56 Prospect Street           and Secretary
P.O. Box 150480
Hartford, CT 06115

Jacqueline M. Porter         Assistant Vice President,         Assistant Treasurer
56 Prospect Street           Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480


 (c) To the best of the Registrant's knowledge, no commissions or other compensation were received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


Item 28. Location of Accounts and Records.
     All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 101 Munson Street, P.O. Box 810, Greenfield, MA 01302-0810, or its investment advisers, Duff & Phelps Investment Management Co., 55 East Monroe Street, Suite 3600, Chicago, Illinois 60610, Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, CT 06115, or the custodians, State Street Bank and Trust Company, 1 Heritage Drive, P2N, North Quincy, MA 02171 or The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, NY 10081. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083.

Item 29. Management Services.

     None.


Item 30. Undertakings.
     Not applicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 26th day of February, 1999.




                                                 PHOENIX DUFF & PHELPS
                                                 INSTITUTIONAL MUTUAL FUNDS



ATTEST: /s/ Thomas N. Steenburg          By: /s/ Philip R. McLoughlin
        -----------------------              ----------------------------------
            Thomas N. Steenburg                  Philip R. McLoughlin
            Assistant Secretary                  President



     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 26th day of February, 1999.





           Signature              Title
           ---------              -----

----------------------------
         Robert Chesek*           Trustee


----------------------------
       E. Virgil Conway*          Trustee


----------------------------
        William W. Crawford*      Trustee


        /s/ Nancy G. Curtiss      Treasurer (principal financial
----------------------------      and accounting officer)
        Nancy G. Curtiss


----------------------------
        Harry Dalzell-Payne*      Trustee


----------------------------
       William N. Georgeson*      Trustee


----------------------------
      Francis E. Jeffries*        Trustee


----------------------------
       Leroy Keith, Jr.*          Trustee


     /s/ Philip R. McLoughlin
----------------------------
        Philip R. McLoughlin      Trustee and President


----------------------------
        Eileen A. Moran*          Trustee


----------------------------
       Everett L. Morris*         Trustee


----------------------------
        James M. Oates*           Trustee


----------------------------
     Richard A. Pavia*            Trustee

           Signature              Title
           ---------              -----


----------------------------
      Calvin J. Pedersen*         Trustee


----------------------------      Trustee
       Herbert Roth, Jr.*


----------------------------
        Richard E. Segerson*      Trustee


----------------------------
      Lowell P. Weicker, Jr.*     Trustee



 By: /s/ Philip R. McLoughlin
     -------------------------

 * Philip R. McLoughlin pursuant to powers of attorney.


                                      S-2